UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-07705
                                                     ---------

                               Phoenix-Kayne Funds
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


                       1800 Avenue of the Stars, 2nd Floor
                          Los Angeles, California 90067
               --------------------------------------------------
               (Address of principal executive offices) (Zip code)


              Kevin J. Carr, Esq.
     Vice President, Chief Legal Officer,          John H. Beers, Esq.
     Counsel and Secretary for Registrant     Vice President and Secretary
        Phoenix Life Insurance Company       Phoenix Life Insurance Company
               One American Row                     One American Row
           Hartford, CT 06103-2899             Hartford, CT 06103-2899
     -----------------------------------------------------------------------
                     (Name and address of agent for service)


       Registrant's telephone number, including area code: (860)-403-5000


                      Date of fiscal year end: December 31
                                               -----------

                   Date of reporting period:   December 31, 2005
                                               -----------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


The Report to Shareholders is attached herewith.



--------------------------------------------------------------------------------

                                                             DECEMBER 31, 2005
--------------------------------------------------------------------------------


  ANNUAL REPORT

--------------------------------------------------------------------------------

      o  PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND

             FORMERLY PHOENIX-KAYNE CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

      o  PHOENIX INTERMEDIATE BOND FUND

             FORMERLY PHOENIX-KAYNE INTERMEDIATE TOTAL RETURN BOND FUND

      o  PHOENIX OVERSEAS FUND

             FORMERLY PHOENIX-KAYNE INTERNATIONAL FUND

      o  PHOENIX RISING DIVIDENDS FUND

             FORMERLY PHOENIX-KAYNE RISING DIVIDENDS FUND

      o  PHOENIX SMALL-MID CAP FUND

             FORMERLY PHOENIX-KAYNE SMALL-MID CAP FUND

                                                         GET FUND DOCUMENTS
                                                         BY E-MAIL INSTEAD.

                                                        ELIGIBLE SHAREHOLDERS
                                                     MAY SIGN UP FOR E-DELIVERY
                                                         AT PHOENIXFUND.COM.

      TRUST NAME: PHOENIX-KAYNE FUNDS

      [LOGO] PHOENIXFUNDS(SM)

-------------------------------------------------------------------------------
Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.
--------------------------------------------------------------------------------

This report is not authorized for distribution to prospective investors in the Phoenix-Kayne Funds unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, each Fund`s record and other pertinent information.

MESSAGE FROM THE CHAIRMAN


DEAR SHAREHOLDER:

[PHOTO]

      I encourage you to review this annual report for the Phoenix CA Intermediate Tax-Free Bond Fund, Phoenix Intermediate Bond Fund, Phoenix Overseas Fund, Phoenix Rising Dividends Fund and Phoenix Small-Mid Cap Fund, for the fiscal year ended December 31, 2005.

      Looking back at 2005, the equity market posted modest returns for the year, with most of the gains coming after Labor Day, driven by strong corporate earnings. The economy posted a 3.5% growth rate in 2005, down from 4% in 2004, as rising interest rates and energy prices continued to weigh on the consumer. As we enter a new year, the pace of U.S. economic growth continues to moderate.

      No matter what the market brings, short-term performance changes should not distract you from your long-term financial plan. Now may be an opportune time for you to review your portfolio with your financial advisor to make sure that your asset allocation remains on target. Keep in mind that finding the best balance of performance and protection requires discipline and diversification.(1) Your Phoenix mutual fund allocation may help in this effort.

      As an alternative to paper mail, if you would like to view your mutual fund communications electronically, including account statements, prospectuses, and annual and semiannual reports, sign up for our E-Delivery service. To register, go online to PhoenixFunds.com, select the Individual Investors option, and follow the E-Delivery instructions, or call Mutual Fund Services at 1-800-243-1574 and a customer service representative will be happy to assist you.


Sincerely,


/s/ Philip R. McLoughlin


Philip R. McLoughlin
Chairman, Phoenix Funds

JANUARY 2006


(1) DIVERSIFICATION DOES NOT GUARANTEE AGAINST A LOSS, AND THERE IS NO GUARANTEE THAT A DIVERSIFIED PORTFOLIO WILL OUTPERFORM A NON-DIVERSIFIED PORTFOLIO.

The preceding information is the opinion of the Chairman of the Phoenix Funds Board of Trustees. There is no guarantee that market forecasts discussed will be realized.

TABLE OF CONTENTS


Glossary .................................................................    3

Phoenix CA Intermediate Tax-Free Bond Fund ...............................    6

Phoenix Intermediate Bond Fund ...........................................   16

Phoenix Overseas Fund ....................................................   24

Phoenix Rising Dividends Fund ............................................   37

Phoenix Small-Mid Cap Fund ...............................................   48

Notes to Financial Statements ............................................   60

Report of Independent Registered Public Accounting Firm ..................   65

Board of Trustees' Consideration of Investment Advisory and Subadvisory
Agreements ...............................................................   66

Results of Shareholder Meeting ...........................................   71

Fund Management Tables ...................................................   72


--------------------------------------------------------------------------------

PROXY VOTING PROCEDURES (FORM N-PX)

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, 2005, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.


FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

--------------------------------------------------------------------------------

GLOSSARY


ADR (AMERICAN DEPOSITARY RECEIPT)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

AMBAC (AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION)
One of the largest insurers of new municipal bond offerings.

DURATION
A measure of volatility of a fixed income security, fixed income portfolio or fixed income portion of a portfolio. It is the change in the value of the fixed income security, fixed income portfolio or portion thereof that will result from a 1% change in interest rates. Duration is stated in years. For example, a 5-year duration means the fixed income security, fixed income portfolio or portion will decrease in value by 5% if interest rates rise 1%, and increase in value by 5% if interest rates fall 1%.

FEDERAL FUNDS RATE
The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The federal funds rate is the most sensitive indicator of the direction of interest rates since it is set daily by the market.

FEDERAL RESERVE (THE "FED")
The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

FGIC (FINANCIAL GUARANTY INSURANCE COMPANY)
A leading financial guaranty insurance company providing triple-A credit enhancement on public finance, structured finance and asset-backed securities.

FNMA OR "FANNIE MAE" (FEDERAL NATIONAL MORTGAGE ASSOCIATION)
Congressionally chartered corporation which buys mortgages on the secondary market, pools them and sells them as mortgage-backed securities to investors on the open market. Monthly principal and interest payments are guaranteed by FNMA but not the U.S. government.

FSA (FINANCIAL SECURITY ASSURANCE, INC.)
A leading provider of Aaa/AAA/AAA financial guaranty insurance for asset-backed securities, municipal bonds and other structured obligations in the global markets.

GNMA OR "GINNIE MAE" (GOVERNMENT NATIONAL MORTGAGE ASSOCIATION)
Wholly-owned U.S. government corporation within the Department of Housing and Urban Development, which guarantees the timely payment of principal and interest on securities that are issued by private institutions and are backed by pools of federally-issued or guaranteed mortgage loans.

LEHMAN BROTHERS 5-YEAR MUNICIPAL BOND INDEX
The Lehman Brothers 5-Year Municipal Bond Index is a market capitalization-weighted index that measures the long-term tax-exempt bond market, and consists of general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds, all in the maturity range of 4 to 6 years. The index is calculated on a total return basis.

LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX
The Lehman Brothers 7-Year Municipal Bond Index measures the performance of investment grade bonds with maturities of seven to eight years.

LEHMAN BROTHERS AGGREGATE BOND INDEX
An index that measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX
Measures U.S. investment grade government and corporate debt securities with an average maturity of 4 to 5 years. The index is calculated on a total return basis.

LEHMAN BROTHERS MUNICIPAL LONG BOND INDEX
The Lehman Brothers Municipal Long Bond Index measures the performance of long-term tax-exempt bonds.

MBIA (MUNICIPAL BOND INSURANCE ASSOCIATION)
One of the largest insurers of financial obligations for municipalities, not-for-profit organizations, banks, insurance and finance companies, and other private-sector entities in the primary and secondary markets. Provides triple-A-rating guarantee as an unconditional and irrevocable guarantee of full principal and interest payment.

MSCI EAFE(R) GROWTH INDEX
The MSCI EAFE Growth Index is an unmanaged index considered representative of growth stocks of Europe, Australia, Asia and the Far East.

MSCI EAFE(R) INDEX (NET)
A free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested.

MSCI EAFE(R) VALUE INDEX
The MSCI EAFE Value Index is a market-weighted index of companies in developed markets, excluding the U.S. and Canada, with lower price-to-book ratios.

MSCI EMERGING MARKETS INDEX
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with gross dividends reinvested.

MUNICIPAL MARKET ADVISORS (MMA)
An analytical firm specializing in the municipal bond market that provides research to financial services clients used for formulating investment strategies in the tax-exempt and broader interest rate markets.

RUSSELL 2000(R) INDEX
The Russell 2000(R) Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 2500(TM) INDEX
A market capitalization-weighted index of the 2,500 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

S&P 500(R) INDEX
A free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

S&P CALIFORNIA MUNICIPAL BOND INDEX
A market value-weighted index of California municipal bond issues held by managed municipal bond fund customers of Standard & Poor's that are priced daily. The index is calculated on a total return basis.

SPONSORED ADR
An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share such as voting rights. ADRs must be sponsored to be able to trade on the NYSE.

XLCA (XL CAPITAL ASSURANCE)
A monoline financial guarantee insurance company that provides triple-A rated financial guaranty insurance for the asset-backed structured finance, structured investment products, future flow, global infrastructure project finance, power & utilities, public finance, and bank deposit insurance markets worldwide.

YIELD CURVE
A line chart that shows interest rates at a specific point in time for securities of equivalent quality but with different maturities. A "normal or positive" yield curve indicates that short-term securities have a lower interest rate than long-term securities; an "inverted or negative" yield curve indicates short-term rates are exceeding long-term rates; and a "flat yield curve" means short- and long-term rates are about the same.


INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT THE EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF AN ACTUAL PORTFOLIO.

PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, KIMBERLY C. FRIEDRICKS

Q: HOW DID THE PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the fiscal year ended December 31, 2005, the Fund's Class X shares returned 1.33%. For the same period, the Lehman Brothers Aggregate Bond Index, a broad-based fixed income index, returned 2.43%, and the S&P California Municipal Bond Index, the Fund's style-specific benchmark, returned 4.73%. All performance figures assume reinvestment of distributions. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE FIXED INCOME MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: The Federal Reserve raised the federal funds rate to 4.25% over the course of 2005, leading to a flattening of the U.S. Treasury yield curve. The municipal bond yield curve, as measured by Municipal Market Advisors, also flattened, although not to the same extent as the U.S. Treasury yield curve. For the full year, 5-year municipal rates were up 0.64% and 30-year municipal rates were down 0.14%.

      This flattening of the yield curve led to extreme performance differences between long and shorter duration strategies. To illustrate, the Lehman 5-Year Municipal Index, with a duration of 4.09 years, returned 0.95% in 2005; the Lehman 7-Year Municipal Index, with a duration of 5.27 years, returned 1.72%; while the Lehman Municipal Long Bond Index, with a duration of 6.78 years, achieved a 7.06% return.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: The Fund underperformed the S&P California Municipal Bond Index for the year. The lag in performance was due to the Fund's shorter duration strategy relative to the index. With a duration of 5.35 years, the benchmark's duration was much longer than the Fund's duration of 3.84 years.

      Rising interest rates in the intermediate portion of the curve throughout the year offered us the opportunity to increase the Fund's yield while maintaining our intermediate duration and high quality standards. We believe that once the Federal Reserve ends the tightening cycle, the intermediate portion of the yield curve will offer a compelling risk-to-reward ratio.

                                                                    JANUARY 2006


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND


--------------------------------------------------------------------------------
 TOTAL RETURNS(1)                                        PERIODS ENDING 12/31/05
--------------------------------------------------------------------------------

                                                                              INCEPTION    INCEPTION
                                                         1 YEAR    5 YEAR    TO 12/31/05      DATE
                                                         -------   -------   -----------   ---------
      Class X Shares                                      1.33%     3.88%       4.08%      10/28/96
      Lehman Brothers Aggregate Bond Index                2.43      5.87        6.51       10/28/96
      S&P California Municipal Bond Index                 4.73      5.71        5.59       10/31/96

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.


--------------------------------------------------------------------------------
 GROWTH OF $10,000                                         PERIODS ENDING 12/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/28/96 (inception of the Fund) in Class X shares. The total return for Class X shares reflects no sales charge. Performance assumes dividends and capital gain distributions are reinvested.

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                Phoenix
            CA Intermediate
           Tax-Free Bond Fund     Lehman Brothers          S&P California
                Class X         Aggregate Bond Index    Municipal Bond Index
           ------------------   --------------------    --------------------
10/28/96         $10,000                $10,000                $10,000
12/31/96          10,002                 10,162                 10,111
12/31/97          10,428                 11,143                 10,756
12/31/98          10,883                 12,111                 11,384
12/31/99          10,833                 12,011                 11,049
12/29/00          11,936                 13,408                 12,476
12/31/01          12,445                 14,540                 13,062
12/31/02          13,266                 16,032                 14,170
12/31/03          13,830                 16,690                 14,897
12/31/04          14,250                 17,414                 15,728
12/31/05          14,439                 17,837                 16,471

For information regarding the indexes, see the glossary on page 3.

PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND


ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the CA Intermediate Tax-Free Bond Fund, you incur ongoing costs, including investment advisory fees and other expenses. Class X shares are sold without a sales charge and do not incur distribution and service fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six- month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table is meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If you have incurred transactional costs, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

 CA Intermediate             Beginning           Ending          Expenses Paid
Tax-Free Bond Fund         Account Value      Account Value         During
     Class X               June 30, 2005    December 31, 2005       Period*
------------------         -------------    -----------------    -------------
Actual                       $1,000.00          $1,001.50            $3.78

Hypothetical (5% return
  before expenses)            1,000.00           1,021.38             3.83

* EXPENSES ARE EQUAL TO THE FUND'S CLASS X ANNUALIZED EXPENSE RATIO OF 0.75%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS X RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 1.33%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,013.30.

  YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND


--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(e)
--------------------------------------------------------------------------------

   1.  California State Department of
       Water Resources Series W 5.50%, 12/1/13                     3.1%

   2.  East Bay Municipal Utility District
       Water System Revenue 5.25%, 6/1/18                          3.1%

   3.  South Coast Air Quality Management
       District 6%, 8/1/11                                         3.1%

   4.  Desert Community College District
       5%, 8/1/18                                                  3.0%

   5.  San Jose Financing Authority Convention
       Center Project Series F 5%, 9/1/15                          3.0%

   6.  Redlands Financing Authority Series A
       5%, 9/1/17                                                  3.0%

   7.  Port of Oakland California Series I
       5.60%, 11/1/19                                              2.9%

   8.  California State Department of Water
       Resource Power Supply Series A 5.25%,
       5/1/09                                                      2.9%

   9.  Irvine Unified School District Community
       Facilities District No. 86-1 5.50%, 11/1/13                 2.9%

  10.  Northern California Power Agency Public
       Power Revenue Hydroelectric Project
       No. 1 Series A 5%, 7/1/15                                   2.9%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 SECTOR WEIGHTINGS                                                     12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                       Water & Sewer Revenue           21%
                       General Obligation              15
                       Pre-Refunded                    12
                       General Revenue                 10
                       Power Revenue                   10
                       Municipal Utility
                       District Revenue                 8
                       Transportation Revenue           7
                       Other                           17

                             SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2005

                                                         PAR
                                                        VALUE
                                                        (000)        VALUE
                                                      ---------   -----------
MUNICIPAL TAX-EXEMPT BONDS(d)--99.1%

DEVELOPMENT REVENUE--4.6%
Los Angeles County Public Works Financing
Authority Series A 5.50%, 10/1/18
(FSA Insured)......................................   $     450   $   495,103

Menlo Park Community Development Agency
Las Pulgas Community Development Project
5.375%, 6/1/16 (AMBAC Insured).....................         250       257,075

                                                         PAR
                                                        VALUE
                                                        (000)        VALUE
                                                      ---------   -----------
DEVELOPMENT REVENUE--CONTINUED
Ontario Redevelopment Financing Authority
Project No. 1 6.90%,
8/1/10 (MBIA Insured)..............................   $      70   $    80,037

Ontario Redevelopment Financing Authority
Project No. 1 Center City & Cimarron 5.25%,
8/1/13 (MBIA Insured)..............................         500       545,405

Riverside County Redevelopment Agency
Jurupa Valley Project Area 5.25%, 10/1/17
(AMBAC Insured)....................................         250       272,005
                                                                  -----------
                                                                    1,649,625
                                                                  -----------


                        See Notes to Financial Statements                      9

PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND


                                                         PAR
                                                        VALUE
                                                        (000)        VALUE
                                                      ---------   -----------
FACILITIES REVENUE--2.5%
California State Public Works Board
Series C 5.25%, 11/1/20............................   $     500   $   529,460

Los Angeles State Building Authority
Department of General Services Series A
5.375%, 5/1/06.....................................         200       201,076

Oakland State Building Authority Series A
5%, 4/1/17 (AMBAC Insured).........................         150       156,383
                                                                  -----------
                                                                      886,919
                                                                  -----------

GENERAL OBLIGATION--17.5%
Brea Olinda Unified School District
Series A 6%, 8/1/15 (FGIC Insured).................         150       175,350

California State 6.25%, 4/1/08.....................         825       874,855
California State 5.50%, 4/1/10 (MBIA Insured)......         200       217,014
California State 5.25%, 6/1/16.....................          80        81,406

California State Unrefunded Balance-2001
5.375%, 3/1/06.....................................          45        45,110

Desert Community College District 5%, 8/1/18
(MBIA Insured).....................................         990     1,068,883

Grossmont Cuyamaca Community College
Series A 5%, 8/1/19 (MBIA Insured).................         250       266,355

Long Beach Unified School District Series C
5.375%, 8/1/16 (MBIA Insured)......................         300       320,853

Metropolitan Water District Southern California
Series A 5.25%, 3/1/11.............................         180       189,223

Oakland Unified School District Alameda County
School Improvements 5%, 8/1/16 (FSA Insured).......         400       420,912

San Diego County Certificates of Participation
5.25%, 11/1/15 (AMBAC Insured).....................         960     1,041,437

San Francisco City and County Educational
Facilities Unified School District Series B 5.50%,
6/15/12............................................         500       525,940

Santa Ana Unified School District 5.70%, 8/1/22
(FGIC Insured).....................................         400       439,216

Wiseburn School District Series A 5%, 8/1/17
(MBIA Insured).....................................         580       628,615
                                                                  -----------
                                                                    6,295,169
                                                                  -----------

GENERAL REVENUE--10.3%
California State Public Works Board 5%, 11/1/17
(XLCA Insured).....................................         460       493,557

Puerto Rico Public Finance Corp. Series A 5.25%,
8/1/30 (AMBAC Insured)(c)..........................         500       541,225

                                                         PAR
                                                        VALUE
                                                        (000)        VALUE
                                                      ---------   -----------
GENERAL REVENUE--CONTINUED
San Jose Financing Authority Convention Center
Project Series F 5%, 9/1/15 (MBIA Insured).........   $   1,000   $ 1,062,070

Santa Clara County Financing Authority Leasing
Revenue 7.75%, 11/15/11 (AMBAC Insured)............         400       484,164

South Coast Air Quality Management District 6%,
8/1/11 (AMBAC Insured).............................       1,000     1,113,760
                                                                  -----------
                                                                    3,694,776
                                                                  -----------

HIGHER EDUCATION REVENUE--2.4%
California State Public Works Board Community
Colleges Series A 5.25%, 12/1/13...................         290       307,345

University of California Series A 5%, 5/15/10
(AMBAC Insured)....................................         500       533,615
                                                                  -----------
                                                                      840,960
                                                                  -----------

MEDICAL REVENUE--1.0%
California Health Facilities Financing Authority
Series A 5%, 11/15/14..............................         250       265,150

San Joaquin County General Hospital Project
Certificates of Participation 5.25%, 9/1/12
(MBIA Insured).....................................         100       106,797
                                                                  -----------
                                                                      371,947
                                                                  -----------

MUNICIPAL UTILITY DISTRICT REVENUE--7.9%
City of San Diego Public Facilities Financial
Authority Series A 5%, 5/15/13
(AMBAC Insured)....................................         300       300,375

Los Angeles Wastewater System Revenue 5%,
6/1/08 (FSA Insured)...............................         375       390,585

Sacramento Municipal Utility District Electricity
Revenue Series L 5.10%, 7/1/13
(AMBAC Insured)....................................         500       522,570

Sacramento Municipal Utility District Electricity
Revenue Series O 5.25%, 8/15/10
(MBIA Insured).....................................         500       539,595

Sacramento Municipal Utility District Electricity
Revenue Series O 5.25%, 8/15/15
(MBIA Insured).....................................         310       336,257

Sacramento Municipal Utility District Electricity
Revenue Series O 5.25%, 8/15/17
(MBIA Insured).....................................         200       215,676

Sacramento Municipal Utility District Electricity
Revenue Series P 5.25%, 8/15/17 (FSA Insured)......         500       537,875
                                                                  -----------
                                                                    2,842,933
                                                                  -----------


10                      See Notes to Financial Statements

PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND


                                                         PAR
                                                        VALUE
                                                        (000)        VALUE
                                                      ---------   -----------
POWER REVENUE--9.5%
California State Department of Water Resource
Power Supply Series A 5.25%, 5/1/09
(MBIA Insured).....................................   $   1,000   $ 1,059,220

City of Pasadena 5%, 6/1/17 (MBIA Insured).........         300       317,838

Los Angeles Department of Water & Power
Series A-A-3 5.25%, 7/1/18.........................         300       303,045

Northern California Power Agency Public Power
Revenue Hydroelectric Project No. 1 Series A 5%,
7/1/15 (MBIA Insured)..............................       1,000     1,050,250

Southern California Public Power Authority
Series B 5%, 7/1/12 (FSA Insured)..................         635       688,708
                                                                  -----------
                                                                    3,419,061
                                                                  -----------
PRE-REFUNDED--10.1%
California Educational Facilities Authority
Chapman University 5.375%, 10/1/16.................         250       258,755

Contra Costa County Home Mortgage Revenue
7.50%, 5/1/14 (GNMA Collateralized)(b).............         500       625,620

Cypress Residential Mortgage Revenue Series B
7.25%, 1/1/12(b)...................................         200       240,086

Duarte Redevelopment Agency Single Family
Mortgage Revenue Series A 6.875%, 11/1/11
(FNMA Collateralized)(b)...........................         300       352,896

Fremont Union High School District/Santa Clara
County Series B 5.25%, 9/1/15 Prerefunded
9/1/10 @ 100.......................................         200       216,514

Los Angeles County Public Works Financing
Authority Revenue Regional Park and Open Space
Series A 5%, 10/1/13 Prerefunded
10/1/07 @ 101......................................         325       338,159

Modesto Wastewater Treatment Facilities Revenue
6%, 11/1/12 (MBIA Insured)(b)......................         735       843,692

San Francisco Bay Area Rapid Transit District
Sales Tax Revenue 5.25%, 7/1/17 Prerefunded
7/1/08 @ 101.......................................         320       338,688

Stockton Housing Facilities Revenue O'Connor
Woods Project A 5.60%, 3/20/28 Prerefunded
9/20/17 @ 100 (GNMA Collateralized)................         200       200,896

Truckee Public Financing Authority Leasing
Revenue Series A 5.875%, 11/1/20 Prerefunded
11/1/08 @ 102 (AMBAC Insured)......................         200       217,974
                                                                  -----------
                                                                    3,633,280
                                                                  -----------

                                                         PAR
                                                        VALUE
                                                        (000)        VALUE
                                                      ---------   -----------
SCHOOL DISTRICT REVENUE--2.9%
Irvine Unified School District Community
Facilities District No. 86-1 5.50%, 11/1/13
(AMBAC Insured)....................................   $   1,000   $ 1,056,660

TRANSPORTATION REVENUE--7.2%
Alameda Corridor Transportation Authority
Series A 5.125%, 10/1/16 (MBIA Insured)............         150       160,929

Alameda Corridor Transportation Authority
Series A 5.125%, 10/1/17 (MBIA Insured)............         125       133,880

Port of Oakland California Series I 5.60%, 11/1/19
(MBIA Insured).....................................       1,000     1,059,330

San Francisco Bay Area Rapid Transit Financing
Authority 5.25%, 7/1/17............................         180       189,803

San Francisco City & County Airports Commission
Second Series - Issue 10B 5.375%, 5/1/17
(MBIA Insured).....................................       1,000     1,026,470
                                                                  -----------
                                                                    2,570,412
                                                                  -----------
VETERAN REVENUE--2.6%
State of California Veterans Bonds Series 5.15%,
12/1/14............................................         895       938,703

WATER & SEWER REVENUE--20.6%
California State Department of Water Resources
Series T 5.125%, 12/1/12...........................         250       264,738

California State Department of Water Resources
Series U 5.125%, 12/1/15...........................          90        95,408

California State Department of Water Resources
Series W 5.50%, 12/1/13 (FSA-CR Insured)...........       1,000     1,126,020

East Bay Municipal Utility District Water System
Revenue 5.25%, 6/1/18 (MBIA Insured)...............       1,035     1,115,533

El Dorado Irrigation District Certificates of
Participation Series A 5.25%, 3/1/16
(FGIC Insured).....................................         365       395,536

Los Angeles Waste Water System Revenue
Series B 5%, 6/1/14 (FGIC Insured).................         700       734,748

Metropolitan Water District of Southern California
Series B 5%, 7/1/13................................         500       543,880

Modesto Waste Water Series A 5%, 11/1/19
(FSA Insured)......................................         245       262,873

Mountain View Shoreline Regional Park
Community Series A 5.50%, 8/1/21
(MBIA Insured).....................................       1,000     1,032,090


                      See Notes to Financial Statements                       11

PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND


                                                         PAR
                                                        VALUE
                                                        (000)        VALUE
                                                      ---------   -----------
WATER & SEWER REVENUE--CONTINUED
Redlands Financing Authority Series A 5%, 9/1/17
(FSA Insured)......................................   $   1,000   $ 1,061,870

Sweetwater California Authority Water Revenue
5.25%, 4/1/10 (AMBAC Insured)......................         200       207,420

Westlands Water District Revenue Certificates of
Participation 5.25%, 9/1/14 (MBIA Insured).........         500       548,005
                                                                  -----------
                                                                    7,388,121
                                                                  -----------
-----------------------------------------------------------------------------
TOTAL MUNICIPAL TAX-EXEMPT BONDS
(IDENTIFIED COST $35,249,354)                                      35,588,566
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--99.1%
(IDENTIFIED COST $35,249,354)                                      35,588,566(a)

Other assets and liabilities, net--0.9%                               328,102
                                                                  -----------
NET ASSETS--100.0%                                                $35,916,668
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $624,964 and gross depreciation of $285,752 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $35,249,354.

(b) Escrowed to maturity.

(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

(d) At December 31, 2005, 81% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets are as follows: MBIA 38%, AMBAC 19%, and FSA 14%.

(e) Table excludes short-term investments.


12                      See Notes to Financial Statements

PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND


                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

ASSETS
Investment securities at value
    (Identified cost $35,249,354)                                 $  35,588,566
Receivables
    Interest                                                            476,670
Prepaid expenses                                                         10,316
                                                                  -------------
        Total assets                                                 36,075,552
                                                                  -------------

LIABILITIES
Cash overdraft                                                           30,588
Payables
    Fund shares repurchased                                                 194
    Dividend distributions                                               65,447
    Professional fee                                                     23,560
    Investment advisory fee                                              19,046
    Financial agent fee                                                   4,603
    Transfer agent fee                                                    2,937
    Trustees' fee                                                         1,785
    Other accrued expenses                                               10,724
                                                                  -------------
        Total liabilities                                               158,884
                                                                  -------------
NET ASSETS                                                        $  35,916,668
                                                                  =============

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                  $  35,546,012
Undistributed net investment income                                       6,221
Accumulated net realized gain                                            25,223
Net unrealized appreciation                                             339,212
                                                                  -------------
NET ASSETS                                                        $  35,916,668
                                                                  =============

Shares of beneficial interest outstanding,
    no par value, unlimited authorization
    (Net Assets $35,916,668)                                          3,408,300
Net asset value and offering price per share                      $       10.54

                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
Interest                                                          $   1,568,570
                                                                  -------------
        Total investment income                                       1,568,570
                                                                  -------------

EXPENSES
Investment advisory fee                                                 190,463
Financial agent fee                                                      54,477
Trustees                                                                 35,446
Professional                                                             32,332
Transfer agent                                                           16,192
Registration                                                             15,579
Printing                                                                  8,113
Custodian                                                                 6,300
Miscellaneous                                                            33,154
                                                                  -------------
        Total expenses                                                  392,056
Less expenses reimbursed by investment adviser                         (105,772)
Custodian fees paid indirectly                                             (591)
                                                                  -------------
        Net expenses                                                    285,693
                                                                  -------------
NET INVESTMENT INCOME (LOSS)                                          1,282,877
                                                                  -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments                                  69,727
Net change in unrealized appreciation (depreciation) on
    investments                                                        (865,137)
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS                                         (795,410)
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                               $     487,467
                                                                  =============


                     See Notes to Financial Statements                        13

PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND


                                         STATEMENT OF CHANGES IN NET ASSETS

                                                                                  Year Ended          Year Ended
                                                                               December 31, 2005   December 31, 2004
                                                                               -----------------   -----------------
FROM OPERATIONS
   Net investment income (loss)                                                  $    1,282,877      $    1,276,147
   Net realized gain (loss)                                                              69,727             387,638
   Net change in unrealized appreciation (depreciation)                                (865,137)           (463,295)
                                                                                 --------------      --------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                          487,467           1,200,490
                                                                                 --------------      --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income                                                             (1,281,172)         (1,276,807)
   Net realized short-term gains                                                            (50)            (31,815)
   Net realized long-term gains                                                         (44,454)           (482,971)
                                                                                 --------------      --------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                         (1,325,676)         (1,791,593)
                                                                                 --------------      --------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (300,844 and 500,653 shares, respectively)           3,212,011           5,418,380
   Net asset value of shares issued from reinvestment of distributions
      (56,283 and 72,718 shares, respectively)                                          598,864             786,372
   Cost of shares repurchased (502,660 and 612,472 shares, respectively)             (5,341,011)         (6,696,885)
                                                                                 --------------      --------------
Total                                                                                (1,530,136)           (492,133)
                                                                                 --------------      --------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                         (1,530,136)           (492,133)
                                                                                 --------------      --------------
   NET INCREASE (DECREASE) IN NET ASSETS                                             (2,368,345)         (1,083,236)

NET ASSETS
   Beginning of period                                                               38,285,013          39,368,249
                                                                                 --------------      --------------
   END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $6,221
      AND $4,516, RESPECTIVELY)                                                  $   35,916,668      $   38,285,013
                                                                                 ==============      ==============


14                      See Notes to Financial Statements

PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND


                                               FINANCIAL HIGHLIGHTS
                      (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                              CLASS X
                                                 ------------------------------------------------------------------

                                                                      YEAR ENDED DECEMBER 31,
                                                 ------------------------------------------------------------------
                                                    2005             2004       2003             2002          2001
Net asset value, beginning of period             $    10.77    $    10.96    $    10.93    $    10.74    $    10.83
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                        0.36(1)       0.37          0.41          0.46          0.47
   Net realized and unrealized gain (loss)            (0.22)        (0.04)         0.04          0.24         (0.02)
                                                 ----------    ----------    ----------    ----------    ----------
      TOTAL FROM INVESTMENT OPERATIONS                 0.14          0.33          0.45          0.70          0.45
                                                 ----------    ----------    ----------    ----------    ----------
LESS DISTRIBUTIONS
   Dividends from net investment income               (0.36)        (0.37)        (0.41)        (0.46)        (0.47)
   Distributions from net realized gains              (0.01)        (0.15)        (0.01)        (0.05)        (0.07)
                                                 ----------    ----------    ----------    ----------    ----------
      TOTAL DISTRIBUTIONS                             (0.37)        (0.52)        (0.42)        (0.51)        (0.54)
                                                 ----------    ----------    ----------    ----------    ----------
Change in net asset value                             (0.23)        (0.19)         0.03          0.19         (0.09)
                                                 ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD                   $    10.54    $    10.77    $    10.96    $    10.93    $    10.74
                                                 ==========    ==========    ==========    ==========    ==========
Total return                                           1.33%         3.04%         4.25%         6.60%         4.26%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)         $   35,917    $   38,285    $   39,368    $   33,307    $   34,422

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Net operating expenses                              0.75%         0.75%         0.75%         0.75%         0.75%
   Gross operating expenses                            1.03%         0.98%         1.03%         0.98%         0.85%
   Net investment income (loss)                        3.37%         3.39%         3.72%         4.18%         4.38%
Portfolio turnover                                       36%           62%           33%           21%           61%

(1) Computed using average shares outstanding.


                       See Notes to Financial Statements                      15

PHOENIX INTERMEDIATE BOND FUND


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, KIMBERLY C. FRIEDRICKS

Q: HOW DID THE PHOENIX INTERMEDIATE BOND FUND PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the fiscal year ended December 31, 2005, the Fund's Class X shares returned 0.73%. For the same period, the Lehman Brothers Aggregate Bond Index, a broad-based fixed income index, returned 2.43%, and the Lehman Brothers Intermediate Government/Credit Bond Index, the Fund's style-specific benchmark, returned 1.58%. All performance figures assume reinvestment of distributions. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE FIXED INCOME MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: The Federal Reserve implemented eight interest rate hikes during the year, pushing the federal funds rate to 4.25%. Long-term rates, however, barely moved, creating a flat yield curve. Longer duration portfolios benefited greatly from the flattening of the yield curve, as intermediate bonds, as measured by the Lehman Intermediate Government/Credit Bond Index, were up 1.58% and long-term bonds, as measured by the Lehman Long Government/Credit Bond Index, rose 5.34%.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: The Fund underperformed the Lehman Intermediate Government/Credit Bond Index. The Fund's overweight position in industrial bonds was the biggest detractor from performance, as the sector underperformed the overall market.

      The Fund experienced positive performance from its high quality bias and strong sector allocation. Specifically, the Fund's overweight position in fixed-rate mortgage-backed securities benefited from the rising interest rate environment, and agencies benefited performance. The Fund's underweight exposure to Treasuries relative to the benchmark had a neutral effect as Treasuries moved in line with the overall market.

                                                                    JANUARY 2006


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

PHOENIX INTERMEDIATE BOND FUND


--------------------------------------------------------------------------------
 TOTAL RETURNS(1)                                        PERIODS ENDING 12/31/05
--------------------------------------------------------------------------------

                                                                                      INCEPTION    INCEPTION
                                                                   1 YEAR   5 YEAR   TO 12/31/05     DATE
                                                                   ------   ------   -----------   ---------
      Class X Shares                                                0.73%    4.55%      5.03%      10/28/96
      Lehman Brothers Aggregate Bond Index                          2.43     5.87       6.51       10/28/96
      Lehman Brothers Intermediate Government/Credit Bond Index     1.58     5.49       6.29       10/28/96


ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.


--------------------------------------------------------------------------------
 GROWTH OF $10,000                                         PERIODS ENDING 12/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/28/96 (inception of the Fund) in Class X shares. The total return for Class X shares reflects no sales charge. Performance assumes dividends and capital gain distributions are reinvested.

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                   Phoenix                                   Lehman Brothers
                 Intermediate                                  Intermediate
                  Bond Fund          Lehman Brothers        Government/Credit
                   Class X         Aggregate Bond Index         Bond Index
                 ------------      --------------------     -----------------
10/28/96           $10,000                $10,000                $10,000
12/31/96            10,020                 10,162                 10,364
12/31/97            10,741                 11,143                 11,180
12/31/98            11,558                 12,111                 12,123
12/31/99            11,484                 12,011                 12,169
12/29/00            12,563                 13,408                 13,400
12/31/01            13,565                 14,540                 14,601
12/31/02            14,846                 16,032                 16,037
12/31/03            15,253                 16,690                 16,728
12/31/04            15,579                 17,414                 17,237
12/30/05            15,692                 17,837                 17,509

For information regarding the indexes, see the glossary on page 3.

PHOENIX INTERMEDIATE BOND FUND


ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Intermediate Bond Fund, you incur ongoing costs, including investment advisory fees and other expenses. Class X shares are sold without a sales charge and do not incur distribution and service fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If you have incurred transactional costs, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

     Intermediate            Beginning           Ending          Expenses Paid
       Bond Fund           Account Value      Account Value         During
        Class X            June 30, 2005    December 31, 2005       Period*
-----------------------    -------------    -----------------    -------------
Actual                       $1,000.00          $  994.20            $4.47

Hypothetical (5% return
  before expenses)            1,000.00           1,020.66             4.54

* EXPENSES ARE EQUAL TO THE FUND'S CLASS X ANNUALIZED EXPENSE RATIO OF 0.89%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS X RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 0.73%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,007.30.

  YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

PHOENIX INTERMEDIATE BOND FUND

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(c)
--------------------------------------------------------------------------------

   1.  U.S. Treasury Note 5.75%, 8/15/10                           8.7%
   2.  U.S. Treasury Note 6.50%, 2/15/10                           8.7%
   3.  U.S. Treasury Note 4.75%, 5/15/14                           3.8%
   4.  National Rural Utilities Cooperative
       Finance Corp. 7.25%, 3/1/12                                 3.0%
   5.  Wal-Mart Stores, Inc. 4.55%, 5/1/13                         3.0%
   6.  FHLB 7.23%, 9/8/15                                          2.9%
   7.  MetLife, Inc. 6.125%, 12/1/11                               2.8%
   8.  McDonald's Corp. 6%, 4/15/11                                2.8%
   9.  FNMA 6.63%, 10/15/07                                        2.8%
   10. Honeywell International, Inc.
       7%, 3/15/07                                                 2.7%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 SECTOR WEIGHTINGS                                                      12/31/05
--------------------------------------------------------------------------------
As a percentage of total investments

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                       Domestic Corporate Bonds        42%
                       Agency Non-Mortgage-
                       Backed Securities               28
                       U.S.Government Securities       24
                       Agency Mortgage-Backed
                       Securities                       5
                       Other                            1

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                         PAR
                                                        VALUE
                                                        (000)        VALUE
                                                      ---------   -----------
U.S. GOVERNMENT SECURITIES--23.4%

U.S. TREASURY NOTES--23.4%
U.S. Treasury Note 6%, 8/15/09.....................   $   1,150   $ 1,212,352
U.S. Treasury Note 6.50%, 2/15/10..................       4,500     4,855,608
U.S. Treasury Note 5.75%, 8/15/10..................       4,600     4,867,917
U.S. Treasury Note 4.75%, 5/15/14..................       2,100     2,151,763
-----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $13,313,881)                                      13,087,640
-----------------------------------------------------------------------------

AGENCY MORTGAGE-BACKED SECURITIES--4.8%
FHLMC 7.50%, 4/1/14................................          66        69,959
FHLMC 7%, 4/1/16...................................          62        65,448
FNMA 7.50%, 7/1/09.................................          27        27,779
FNMA 7%, 5/1/14....................................          54        56,557
FNMA 8%, 1/1/15....................................          12        13,057
FNMA 8.50%, 7/1/27.................................         336       365,077
GNMA 7%, 7/20/13...................................          63        65,614
GNMA 8%, '21-'27...................................         204       217,763
GNMA 8.50%, 12/15/22...............................           2         2,136

                                                         PAR
                                                        VALUE
                                                        (000)        VALUE
                                                      ---------   -----------
GNMA 8.50%, 8/15/24................................   $      71   $    77,648
GNMA 8.50%, 8/15/25................................          12        13,578
GNMA 8.50%, 6/15/26................................           2         2,313
GNMA 7%, 6/15/31...................................         605       635,609
GNMA 6%, 8/15/31...................................         361       370,005
GNMA 6.50%, 10/15/31...............................         662       691,962
-----------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $2,639,906)                                        2,674,505
-----------------------------------------------------------------------------

AGENCY NON-MORTGAGE-BACKED
SECURITIES--28.0%
FFCB 7.125%, 11/16/15..............................         500       547,069
FHLB 5.925%, 4/9/08................................       1,000     1,025,953
FHLB 5.80%, 9/2/08.................................         350       358,998
FHLB 5%, 9/8/08....................................       1,500     1,500,300
FHLB 5.15%, 1/28/13................................         345       340,890
FHLB 6.30%, 5/13/13................................         220       226,035
FHLB 7.23%, 9/8/15.................................       1,500     1,643,811
FHLB 6%, 4/27/22...................................       1,020     1,006,854
FHLMC 6%, 11/20/15.................................       1,000     1,005,899


                        See Notes to Financial Statements                     19

PHOENIX INTERMEDIATE BOND FUND


                                                         PAR
                                                        VALUE
                                                        (000)        VALUE
                                                      ---------   -----------
FHLMC 6.125%, 12/1/15 .............................   $   1,500   $ 1,505,820
FHLMC 7.09%, 11/22/16 .............................         850       864,757
FNMA 6.625%, 10/15/07 .............................       1,500     1,548,099
FNMA 6.375%, 6/15/09 ..............................       1,000     1,051,391
FNMA 6.625%, 11/15/10 .............................       1,000     1,081,786
FNMA 6%, 5/16/11 ..................................         875       878,910
FNMA 6.96%, 9/5/12 ................................       1,063     1,098,069
-----------------------------------------------------------------------------
TOTAL AGENCY NON-MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $15,826,638)                                      15,684,641
-----------------------------------------------------------------------------

DOMESTIC CORPORATE BONDS--41.7%

AEROSPACE & DEFENSE--4.2%
Boeing Capital Corp. 5.75%, 2/15/07 ...............         815       822,689
Honeywell International, Inc. 7%, 3/15/07 .........       1,500     1,534,645
                                                                  -----------
                                                                    2,357,334
                                                                  -----------

CONSUMER FINANCE--7.1%
American General Finance Corp. 5.375%,
10/1/12 ...........................................       1,500     1,509,738

General Electric Capital Corp. Series A 4.625%,
9/15/09 ...........................................         800       792,650

National Rural Utilities Cooperative Finance Corp.
7.25%, 3/1/12 .....................................       1,500     1,675,031
                                                                  -----------
                                                                    3,977,419
                                                                  -----------

HOUSEHOLD PRODUCTS--3.9%
Colgate-Palmolive Co. 5.98%, 4/25/12 ..............         620       658,403
Kimberly-Clark Corp. 5%, 8/15/13 ..................       1,500     1,522,326
                                                                  -----------
                                                                    2,180,729
                                                                  -----------

HYPERMARKETS & SUPER CENTERS--3.0%
Wal-Mart Stores, Inc. 4.55%, 5/1/13 ...............       1,700     1,659,724

INTEGRATED OIL & GAS--1.9%
Conoco Funding Co. 6.35%, 10/15/11 ................       1,000     1,072,776

INTEGRATED TELECOMMUNICATION SERVICES--2.2%
AT&T, Inc. 5.875%, 2/1/12 .........................       1,200     1,235,309

INVESTMENT BANKING & BROKERAGE--6.8%
Bear Stearns Co., Inc. 7.80%, 8/15/07 .............         825       862,059
Goldman Sachs Group, Inc. (The) 5.25%, 4/1/13 .....       1,425     1,429,147
Morgan Stanley 6.60%, 4/1/12 ......................       1,400     1,506,746
                                                                  -----------
                                                                    3,797,952
                                                                  -----------

                                                         PAR
                                                        VALUE
                                                        (000)        VALUE
                                                      ---------   -----------
LIFE & HEALTH INSURANCE--2.8%
MetLife, Inc. 6.125%, 12/1/11......................   $   1,500   $ 1,591,456

OTHER DIVERSIFIED FINANCIAL SERVICES--1.9%
Heller Financial, Inc. 7.375%, 11/1/09 ............       1,000     1,085,681

PHARMACEUTICALS--5.1%
Johnson & Johnson 6.625%, 9/1/09...................       1,300     1,388,239
Pfizer, Inc. 4.50%, 2/15/14........................       1,500     1,470,483
                                                                  -----------
                                                                    2,858,722
                                                                  -----------

RESTAURANTS--2.8%
McDonald's Corp. 6%, 4/15/11.......................       1,500     1,568,584
-----------------------------------------------------------------------------
TOTAL DOMESTIC CORPORATE BONDS
(IDENTIFIED COST $23,502,637)                                      23,385,686
-----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--97.9%
(IDENTIFIED COST $55,283,062)                                      54,832,472
-----------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--0.5%

COMMERCIAL PAPER(b)--0.5%
Allstate Corp. 4.05%, 1/3/06.......................         278       277,937
-----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $277,937)                                            277,937
-----------------------------------------------------------------------------
TOTAL INVESTMENTS--98.4%
(IDENTIFIED COST $55,560,999)                                      55,110,409(a)

Other assets and liabilities, net--1.6%                               900,951
                                                                  -----------
NET ASSETS--100.0%                                                $56,011,360
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $246,195 and gross depreciation of $701,718 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $55,565,932.

(b) The rate shown is the discount rate.

(c) Table excludes short-term investments.


20                      See Notes to Financial Statements

PHOENIX INTERMEDIATE BOND FUND


                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

ASSETS
Investment securities at value
   (Identified cost $55,560,999)                                  $55,110,409
Cash                                                                    1,789
Receivables
   Interest                                                           822,948
   Fund shares sold                                                   136,184
Prepaid expenses                                                       10,214
                                                                  -----------
     Total assets                                                  56,081,544
                                                                  -----------
LIABILITIES
Payables
   Investment advisory fee                                             23,988
   Professional fee                                                    23,361
   Financial agent fee                                                  5,405
   Transfer agent fee                                                   3,093
   Trustees' fee                                                        1,785
   Other accrued expenses                                              12,552
                                                                  -----------
     Total liabilities                                                 70,184
                                                                  -----------
NET ASSETS                                                        $56,011,360
                                                                  ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                  $56,841,336
Undistributed net investment income                                    22,654
Accumulated net realized loss                                        (402,040)
Net unrealized depreciation                                          (450,590)
                                                                  -----------
NET ASSETS                                                        $56,011,360
                                                                  ===========
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $56,011,360)                 5,321,581
Net asset value and offering price per share                      $     10.53

                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
Interest                                                          $ 2,284,697
                                                                  -----------
     Total investment income                                        2,284,697
                                                                  -----------
EXPENSES
Investment advisory fee                                               264,240
Financial agent fee                                                    62,281
Trustees                                                               35,446
Professional                                                           31,517
Registration                                                           18,143
Transfer agent                                                         17,783
Custodian                                                              10,725
Printing                                                                8,876
Miscellaneous                                                          32,929
                                                                  -----------
     Total expenses                                                   481,940
Custodian fees paid indirectly                                           (621)
                                                                  -----------
     Net expenses                                                     481,319
                                                                  -----------
NET INVESTMENT INCOME (LOSS)                                        1,803,378
                                                                  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments                              (362,303)
Net change in unrealized appreciation (depreciation)
   on investments                                                    (968,070)
                                                                  -----------
NET GAIN (LOSS) ON INVESTMENTS                                     (1,330,373)
                                                                  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                $   473,005
                                                                  ===========


                        See Notes to Financial Statements                     21

PHOENIX INTERMEDIATE BOND FUND


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                     Year Ended          Year Ended
                                                                                  December 31, 2005   December 31, 2004
                                                                                  -----------------   -----------------
FROM OPERATIONS
   Net investment income (loss)                                                     $    1,803,378      $    1,862,328
   Net realized gain (loss)                                                               (362,303)            372,116
   Net change in unrealized appreciation (depreciation)                                   (968,070)         (1,179,904)
                                                                                    --------------      --------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                             473,005           1,054,540
                                                                                    --------------      --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income                                                                (1,780,724)         (1,895,342)
   Net realized long-term gains                                                                 --            (495,005)
                                                                                    --------------      --------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                            (1,780,724)         (2,390,347)
                                                                                    --------------      --------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (1,465,766 and 1,399,246 shares, respectively)         15,551,373          15,381,326
   Net asset value of shares issued from reinvestment of distributions
     (125,578 and 159,446 shares, respectively)                                          1,335,897           1,741,504
   Cost of shares repurchased (968,972 and 899,478 shares, respectively)               (10,305,034)         (9,847,416)
                                                                                    --------------      --------------
Total                                                                                    6,582,236           7,275,414
                                                                                    --------------      --------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                             6,582,236           7,275,414
                                                                                    --------------      --------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                 5,274,517           5,939,607

NET ASSETS
   Beginning of period                                                                  50,736,843          44,797,236
                                                                                    --------------      --------------

   END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
     INCOME OF $22,654 AND $0, RESPECTIVELY)                                        $   56,011,360      $   50,736,843
                                                                                    ==============      ==============


22                      See Notes to Financial Statements

PHOENIX INTERMEDIATE BOND FUND


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                              CLASS X
                                                 ------------------------------------------------------------------

                                                                      YEAR ENDED DECEMBER 31,
                                                 ------------------------------------------------------------------
                                                   2005              2004       2003             2002       2001
Net asset value, beginning of period             $    10.80    $    11.09    $    11.31    $    10.91    $    10.82
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                        0.36(1)       0.41          0.48          0.55          0.57
   Net realized and unrealized gain (loss)            (0.27)        (0.17)        (0.17)         0.45          0.28
                                                 ----------    ----------    ----------    ----------    ----------
      TOTAL FROM INVESTMENT OPERATIONS                 0.09          0.24          0.31          1.00          0.85
                                                 ----------    ----------    ----------    ----------    ----------
LESS DISTRIBUTIONS
   Dividends from net investment income               (0.36)        (0.42)        (0.48)        (0.55)        (0.57)
   Distributions from net realized gains                 --         (0.11)        (0.05)        (0.05)        (0.19)
                                                 ----------    ----------    ----------    ----------    ----------
      TOTAL DISTRIBUTIONS                             (0.36)        (0.53)        (0.53)        (0.60)        (0.76)
                                                 ----------    ----------    ----------    ----------    ----------
Change in net asset value                             (0.27)        (0.29)        (0.22)         0.40          0.09
                                                 ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD                   $    10.53    $    10.80    $    11.09    $    11.31    $    10.91
                                                 ==========    ==========    ==========    ==========    ==========
Total return                                           0.73%         2.13%         2.74%         9.45%         7.98%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)         $   56,011    $   50,737    $   44,797    $   42,902    $   40,375

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Operating expenses                                  0.91%         0.90%         0.94%         0.88%         0.96%
   Net investment income                               3.41%         3.71%         4.28%         4.96%         5.13%
Portfolio turnover                                       36%           54%           35%           27%           50%

(1) Computed using average shares outstanding.


                        See Notes to Financial Statements                     23

PHOENIX OVERSEAS FUND


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, JEAN-BAPTISTE NADAL, CFA

Q: HOW DID THE PHOENIX OVERSEAS FUND PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the fiscal year ended December 31, 2005, the Fund's Class X shares returned 10.53%, Class A shares returned 10.17%, Class B shares returned 9.37%, and Class C shares returned 9.37%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93%, and the MSCI EAFE(R) Index (Net), the Fund's style-specific benchmark, returned 13.54%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE INTERNATIONAL EQUITY MARKETS PERFORM DURING THE FUND'S FISCAL
YEAR?

A: The international equity markets outperformed the domestic equity markets in 2005, representing the fourth consecutive year of outperformance. For the year, the MSCI EAFE Index (Net) returned 13.54% and the S&P 500(R) Index returned 4.93%. Throughout the year, the international markets continued to favor smaller cap stocks over mega-cap stocks, lower quality names over higher quality names, and emerging markets over developed markets. To illustrate, those companies in the MSCI EAFE Index with a market capitalization of $5 to $10 billion advanced 17.77%, while companies with a market capitalization above $40 billion returned 9.33%. Below-investment-grade companies within the MSCI EAFE Index (Net) were the best performing group, gaining 33.19%, while double-A and single-A rated companies underperformed the overall index. Emerging markets, as measured by the MSCI Emerging Markets Index, rose 34%, more than double the performance of developed markets, as measured by the MSCI EAFE Index (Net). These trends underscore the pervasive appetite for risk in the marketplace.

      Nevertheless, the U.S. dollar and the growth investment style reached an inflection point in 2005. Both made significant improvements in their relative strength. The U.S. dollar appreciated over 12% from its 2004 levels, and growth stocks, as measured by the MSCI EAFE Growth Index, only slightly underperformed value stocks, as measured by the MSCI EAFE Value Index.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: The Fund produced healthy returns but underperformed the MSCI EAFE Index
(Net), a benchmark with a much larger scope than the Fund's international universe of high quality, large-cap stocks. The combination of a negative market cap effect, negative quality effect, and strong emerging markets detracted from performance, as the Fund is overweight in mega-cap, high quality names based in developed markets. On the other hand, the renewed strength in the U.S. dollar and the waning dominance of the value investment style have been two important factors underpinning our improved relative performance. The strengthening U.S. dollar benefited our investment style as most of our companies generated a portion of their sales in U.S.-dollar related countries. At the same time, the lack of style leadership proved benign to our growth bias.

                                                                    JANUARY 2006


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

PHOENIX OVERSEAS FUND


--------------------------------------------------------------------------------
 TOTAL RETURNS(1)                                       PERIODS ENDING 12/31/05
--------------------------------------------------------------------------------

                                                             INCEPTION     INCEPTION
                                        1 YEAR    5 YEAR    TO 12/31/05      DATE
                                        ------    ------    -----------    ---------
      Class X Shares at NAV(2)          10.53%    (2.30)%       5.18%      10/18/96

      Class A Shares at NAV(2)          10.17        --        12.73        8/30/02
      Class A Shares at POP(3)           3.83        --        10.75        8/30/02

      Class B Shares at NAV(2)           9.37        --        11.98        8/30/02
      Class B Shares with CDSC(4)        5.37        --        11.51        8/30/02

      Class C Shares at NAV(2)           9.37        --        11.98        8/30/02
      Class C Shares with CDSC(4)        9.37        --        11.98        8/30/02

      S&P 500(R) Index                   4.93      0.55       Note 5         Note 5

      MSCI EAFE(R) Index (Net)          13.54      4.55       Note 6         Note 6

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH, IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

(4) CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

(5) INDEX PERFORMANCE IS 8.02% FOR CLASS X (SINCE 10/18/96) AND 11.71% FOR CLASS A, CLASS B, CLASS C (SINCE 8/30/02).

(6) INDEX PERFORMANCE IS 6.00% FOR CLASS X (SINCE 10/18/96) AND 19.22% FOR CLASS A, CLASS B, CLASS C (SINCE 8/30/02).

--------------------------------------------------------------------------------
 GROWTH OF $10,000                                         PERIODS ENDING 12/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/18/96 (inception of the Fund) in Class X shares. The total return for Class X shares reflects no sales charge. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                   Phoenix
                Overseas Fund     S&P 500(R)      MSCI EAFE(R)
                   Class X          Index         Index (Net)
                -------------     ----------      ------------

10/18/96           $10,000          $10,000          $10,000
12/31/96            10,256           10,474           10,264
12/31/97            11,940           13,970           10,447
12/31/98            15,101           17,988           12,536
12/31/99            19,792           21,789           15,916
12/29/00            17,882           19,788           13,661
12/31/01            12,571           17,438           10,732
12/31/02            10,052           13,584           9,021
12/31/03            12,680           17,484           12,502
12/31/04            14,399           19,383           15,033
12/30/05            15,916           20,339           17,068

For information regarding the indexes, see the glossary on page 3.

PHOENIX OVERSEAS FUND


ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Overseas Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees and other expenses. Class X shares are sold without a sales charge and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                             Beginning           Ending          Expenses Paid
      Overseas Fund        Account Value      Account Value         During
         Class X           June 30, 2005    December 31, 2005       Period*
-----------------------    -------------    -----------------    -------------
Actual                      $ 1,000.00         $ 1,140.10           $ 7.55
Hypothetical (5% return
   before expenses)           1,000.00           1,018.06             7.14

* EXPENSES ARE EQUAL TO THE FUND'S CLASS X ANNUALIZED EXPENSE RATIO OF 1.40%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS X RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 10.53%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,105.30.

                             Beginning           Ending          Expenses Paid
      Overseas Fund        Account Value      Account Value         During
         Class A           June 30, 2005    December 31, 2005       Period*
-----------------------    -------------    -----------------    -------------
Actual                      $ 1,000.00         $ 1,138.30           $ 8.89
Hypothetical (5% return
   before expenses)           1,000.00           1,016.79             8.42

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.65%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 10.17%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,101.70.

                             Beginning           Ending          Expenses Paid
      Overseas Fund        Account Value      Account Value         During
         Class B           June 30, 2005    December 31, 2005       Period*
-----------------------    -------------    -----------------    -------------
Actual                      $ 1,000.00         $ 1,134.20           $ 12.92
Hypothetical (5% return
   before expenses)           1,000.00           1,012.95             12.26

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.40%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 9.37%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,093.70.

PHOENIX OVERSEAS FUND


                             Beginning           Ending          Expenses Paid
      Overseas Fund        Account Value      Account Value         During
         Class C           June 30, 2005    December 31, 2005       Period*
-----------------------    -------------    -----------------    -------------
Actual                      $ 1,000.00         $ 1,134.20           $ 12.91
Hypothetical (5% return
   before expenses)           1,000.00           1,012.95           $ 12.25

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.40%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 9.37%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,093.70.

  YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

PHOENIX OVERSEAS FUND


--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(f)
--------------------------------------------------------------------------------

     1.   BP plc                                                       3.3%
     2.   Total SA Sponsored ADR                                       3.2%
     3.   Mitsubishi UFJ Financial Group, Inc.                         3.0%
     4.   Air Liquide SA                                               2.4%
     5.   Koninklijke Philips Electronics N.V.                         2.4%
     6.   BNP Paribas SA                                               2.4%
     7.   Sanofi-aventis                                               2.3%
     8.   Statoil ASA                                                  2.3%
     9.   Canon, Inc.                                                  2.2%
    10.   GlaxoSmithKline plc                                          2.1%

--------------------------------------------------------------------------------
 COUNTRY WEIGHTINGS                                                    12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                            Japan               21%
                            France              17
                            United Kingdom      17
                            Switzerland          8
                            Germany              5
                            Netherlands          4
                            Spain                3
                            Other               25

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                     SHARES          VALUE
                                                   -----------   ------------
FOREIGN COMMON STOCKS(b)--99.5%
AUSTRALIA--3.1%
Rio Tinto Ltd. (Diversified Metals & Mining)(d)         23,000   $  1,163,430
Westpac Banking Corp. (Diversified Banks) ......        37,800        630,429
                                                                 ------------
                                                                    1,793,859
                                                                 ------------
BELGIUM--0.6%
Fortis (Multi-Sector Holdings) .................        11,400        363,728

FRANCE--20.0%
Air Liquide SA (Industrial Gases)(d) ...........         7,285      1,401,509
AXA Sponsored ADR (Multi-line Insurance) .......        26,824        867,220
BNP Paribas SA (Diversified Banks) .............        17,000      1,375,626
Carrefour SA (Food Retail) .....................        10,800        506,072

Compagnie de Saint-Gobain (Building
Products)(d) ...................................        10,100        600,856

L'Oreal SA (Personal Products)(d) ..............        11,100        825,269

LVMH Moet Hennessy Louis Vuitton SA
(Apparel, Accessories & Luxury Goods)(d) .......         8,200        728,580

PSA Peugeot Citroen SA (Automobile
Manufacturers)(d) ..............................         8,680        500,451

                                                     SHARES          VALUE
                                                   -----------   ------------
FRANCE--CONTINUED
Sanofi-aventis (Pharmaceuticals)(d) ............        15,000   $  1,314,123

Schneider Electric SA (Electrical Components &
Equipment)(d) ..................................         7,600        677,969

Societe Generale (Diversified Banks)(d) ........         6,600        811,844
Total SA Sponsored ADR (Integrated Oil & Gas) ..        14,396      1,819,654
                                                                 ------------
                                                                   11,429,173
                                                                 ------------

GERMANY--6.2%
BASF AG (Diversified Chemicals) ................        10,800        827,386
Henkel KGaA (Personal Products) ................         7,500        697,373
SAP AG (Application Software) ..................         5,340        968,277
Siemens AG (Industrial Conglomerates) ..........        12,000      1,028,567
                                                                 ------------
                                                                    3,521,603
                                                                 ------------

IRELAND--2.0%
Allied Irish Banks plc (Diversified Banks) .....        28,875        620,799
Bank of Ireland (Diversified Banks) ............        33,400        526,305
                                                                 ------------
                                                                    1,147,104
                                                                 ------------


                        See Notes to Financial Statements                     29

PHOENIX OVERSEAS FUND


                                                     SHARES          VALUE
                                                   -----------   ------------
JAPAN--24.2%
Canon, Inc. (Electronic Equipment
Manufacturers)(d) ..............................        22,000   $  1,287,150

Denso Corp. (Auto Parts & Equipment) ...........        22,600        779,938
Kao Corp. (Personal Products) ..................        38,000      1,018,188

Millea Holdings, Inc. (Property & Casualty
Insurance) .....................................            64      1,101,624

Mitsubishi UFJ Financial Group, Inc.
(Diversified Banks) ............................           125      1,695,849

Murata Manufacturing Co. Ltd. (Electronic
Equipment Manufacturers) .......................        10,500        673,082

Nomura Holdings, Inc. (Investment Banking &
Brokerage) .....................................        37,400        716,700

Secom Co. Ltd. (Specialized Consumer Services) .        15,000        784,754
Shimano, Inc. (Leisure Products)(d) ............        23,600        620,342

Shin-Etsu Chemical Co. Ltd. (Diversified
Chemicals) .....................................        22,700      1,206,843

SMC Corp. (Electrical Components &
Equipment) .....................................         7,100      1,014,415

Sony Corp. (Household Appliances) ..............        17,300        707,050

Takeda Pharmaceutical Co. Ltd.
(Pharmaceuticals) ..............................        12,500        676,220

TDK Corp. (Electronic Equipment Manufacturers) .         7,800        537,703
Toyota Motor Corp. (Automobile Manufacturers) ..        20,100      1,043,049
                                                                 ------------
                                                                   13,862,907
                                                                 ------------

NETHERLANDS--4.9%
ABN AMRO Holding N.V. (Diversified Banks) ......        28,700        750,569

Koninklijke Philips Electronics N.V. (Industrial
Conglomerates) .................................        44,500      1,382,937

Wolters Kluwer N.V. (Publishing & Printing) ....        33,000        667,290
                                                                 ------------
                                                                    2,800,796
                                                                 ------------

NORWAY--2.3%
Statoil ASA (Integrated Oil & Gas) .............        56,300      1,292,949

SINGAPORE--3.4%
DBS Group Holdings, Ltd. (Diversified Banks)(d)        120,000      1,190,870

Singapore Technologies Engineering Ltd.
(Aerospace & Defense) ..........................       444,000        763,745
                                                                 ------------
                                                                    1,954,615
                                                                 ------------

SPAIN--4.0%
Banco Bilbao Vizcaya Argentaria SA (Diversified
Banks) .........................................        39,110        698,236

                                                     SHARES          VALUE
                                                   -----------   ------------
SPAIN--CONTINUED
Banco Popular Espanol SA (Regional Banks)(d) ...        50,000   $    609,705

Telefonica SA (Integrated Telecommunication
Services) ......................................        64,532        971,032
                                                                 ------------
                                                                    2,278,973
                                                                 ------------

SWITZERLAND--8.9%
Credit Suisse Group (Diversified Banks) ........        11,900        606,750

Nestle S.A. Registered Shares (Packaged Foods &
Meats) .........................................         2,800        837,411

Nestle S.A. Sponsored ADR (Packaged Foods &
Meats) .........................................         1,948        145,219

Novartis AG ADR (Pharmaceuticals) ..............        22,976      1,205,780
Roche Holding AG (Pharmaceuticals) .............         5,700        855,835

Swiss Reinsurance (Property & Casualty
Insurance) .....................................        11,400        834,580

UBS AG Registered Shares (Diversified Capital
Markets) .......................................         6,480        616,908
                                                                 ------------
                                                                    5,102,483
                                                                 ------------

UNITED KINGDOM--19.9%
BP plc (Integrated Oil & Gas) ..................       174,750      1,861,058

BT Group plc (Integrated Telecommunication
Services) ......................................       233,275        894,001

Diageo plc (Distillers & Vintners) .............        46,800        678,372
GlaxoSmithKline plc (Pharmaceuticals) ..........        47,773      1,207,414
HBOS plc (Diversified Banks) ...................        43,000        734,632
Kingfisher plc (Home Improvement Retail) .......       216,000        881,682
Lloyds TSB Group plc (Multi-Sector Holdings) ...        67,610        568,234
Pearson plc (Publishing & Printing) ............        47,924        566,862
Prudential plc (Life & Health Insurance) .......        68,500        648,194
Reed Elsevier plc (Publishing & Printing) ......        99,100        930,933

Royal Bank of Scotland Group plc
(Diversified Banks) ............................        28,000        845,448

Tesco plc (Food Retail) ........................        98,700        562,928

Vodafone Group plc Sponsored ADR (Wireless
Telecommunication Services) ....................        46,980      1,008,662
                                                                 ------------
                                                                   11,388,420
                                                                 ------------

-----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $42,640,304)                                      56,936,610
-----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--99.5%
(IDENTIFIED COST $42,640,304)                                      56,936,610
-----------------------------------------------------------------------------


30                      See Notes to Financial Statements

PHOENIX OVERSEAS FUND


                                                      SHARES        VALUE
                                                   -----------   ------------
SHORT-TERM INVESTMENTS--18.4%

MONEY MARKET MUTUAL FUNDS--18.0%
State Street Navigator Prime Plus (4.28%
seven day effective yield)(c) ..................    10,280,241   $ 10,280,241

                                                       PAR
                                                      VALUE
                                                      (000)
                                                   -----------
COMMERCIAL PAPER(e)--0.4%
UBS Finance Delaware LLC 3.75%, 1/3/06 .........   $       254        253,947

-----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $10,534,188)                                      10,534,188
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--117.9%
(IDENTIFIED COST $53,174,492)                                      67,470,798(a)

Other assets and liabilities, net--(17.9)%                        (10,250,359)
                                                                 ------------
NET ASSETS--100.0%                                               $ 57,220,439
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $14,044,337 and gross depreciation of $303,717 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $53,730,178.

(b) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(c) Represents security purchased with cash collateral received for securities on loan.

(d) All or a portion of security is on loan.

(e) The rate shown is the discount rate.

(f) Table excludes short-term investments.


                        See Notes to Financial Statements                     31

PHOENIX OVERSEAS FUND


                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

               Aerospace & Defense .........................       1.3%
               Apparel, Accessories & Luxury Goods .........       1.3
               Application Software ........................       1.7
               Auto Parts & Equipment ......................       1.4
               Automobile Manufacturers ....................       2.7
               Building Products ...........................       1.1
               Distillers & Vintners .......................       1.2
               Diversified Banks ...........................      18.4
               Diversified Capital Markets .................       1.1
               Diversified Chemicals .......................       3.6
               Diversified Metals & Mining .................       2.0
               Electrical Components & Equipment ...........       3.0
               Electronic Equipment Manufacturers ..........       4.4
               Food Retail .................................       1.9
               Home Improvement Retail .....................       1.5
               Household Appliances ........................       1.2
               Industrial Conglomerates ....................       4.2
               Industrial Gases ............................       2.5
               Integrated Oil & Gas ........................       8.7
               Integrated Telecommunication Services .......       3.3
               Investment Banking & Brokerage ..............       1.3
               Leisure Products ............................       1.1
               Life & Health Insurance .....................       1.1
               Multi-Sector Holdings .......................       1.6
               Multi-line Insurance ........................       1.5
               Packaged Foods & Meats ......................       1.7
               Personal Products ...........................       4.5
               Pharmaceuticals .............................       9.2
               Property & Casualty Insurance ...............       3.4
               Publishing & Printing .......................       3.8
               Regional Banks ..............................       1.1
               Specialized Consumer Services ...............       1.4
               Wireless Telecommunication Services .........       1.8
                                                                 -----
                                                                 100.0%
                                                                 =====


32                      See Notes to Financial Statements

PHOENIX OVERSEAS FUND


                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

ASSETS
Investment securities at value including $9,789,021 of
    securities on loan (Identified cost $53,174,492)            $  67,470,798
Cash                                                                    1,686
Receivables
    Dividends                                                          72,957
    Tax reclaims                                                       43,620
    Fund shares sold                                                   10,764
Prepaid expenses                                                       22,688
                                                                -------------
       Total assets                                                67,622,513
                                                                -------------
LIABILITIES
Payables
    Fund shares repurchased                                               852
    Upon return of securities loaned                               10,280,241
    Investment advisory fee                                            53,435
    Professional fee                                                   23,541
    Transfer agent fee                                                 12,156
    Custodian fee                                                       9,566
    Financial agent fee                                                 5,436
    Distribution and service fees                                       3,914
    Trustees' fee                                                       1,785
    Other accrued expenses                                             11,148
                                                                -------------
       Total liabilities                                           10,402,074
                                                                -------------
NET ASSETS                                                      $  57,220,439
                                                                =============

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                $  63,566,439
Undistributed net investment income                                     1,871
Accumulated net realized loss                                     (20,640,402)
Net unrealized appreciation                                        14,292,531
                                                                -------------
NET ASSETS                                                      $  57,220,439
                                                                =============

CLASS X
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $43,916,150)                3,153,589
Net asset value and offering price per share                    $       13.93

CLASS A
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $11,627,497)                  838,837
Net asset value per share                                       $       13.86
Offering price per share $13.86/(1-5.75%)                       $       14.71

CLASS B
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $479,873)                      34,816
Net asset value and offering price per share                    $       13.78

CLASS C
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $1,196,919)                    86,849
Net asset value and offering price per share                    $       13.78

                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
Dividends                                                       $   1,577,443
Interest                                                                7,847
Security lending                                                        4,501
Foreign taxes withheld                                               (158,653)
                                                                -------------
       Total investment income                                      1,431,138
                                                                -------------
EXPENSES
Investment advisory fee                                               541,611
Service fees, Class A                                                  28,557
Distribution and service fees, Class B                                  4,108
Distribution and service fees, Class C                                 11,293
Financial agent fee                                                    64,991
Transfer agent                                                         68,428
Custodian                                                              55,234
Registration                                                           39,049
Trustees                                                               35,446
Professional                                                           31,980
Printing                                                               12,450
Miscellaneous                                                          37,706
                                                                -------------
       Total expenses                                                 930,853
Less expenses reimbursed by investment adviser                        (88,689)
                                                                -------------
       Net expenses                                                   842,164
                                                                -------------
NET INVESTMENT INCOME (LOSS)                                          588,974
                                                                -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments                             3,569,272
Net realized gain (loss) on foreign currency transactions             (94,459)
Net change in unrealized appreciation (depreciation)
    on investments                                                  1,396,569
Net change in unrealized appreciation (depreciation)
    on foreign currency translation                                    (8,468)
                                                                -------------
NET GAIN (LOSS) ON INVESTMENTS                                      4,862,914
                                                                -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                             $   5,451,888
                                                                =============


                        See Notes to Financial Statements                     33

PHOENIX OVERSEAS FUND


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                        Year Ended          Year Ended
                                                                                    December 31, 2005   December 31, 2004
                                                                                    -----------------   -----------------
FROM OPERATIONS
    Net investment income (loss)                                                      $     588,974       $     562,786
    Net realized gain (loss)                                                              3,474,813             779,992
    Net change in unrealized appreciation (depreciation)                                  1,388,101           5,802,995
                                                                                      -------------       -------------
    INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                           5,451,888           7,145,773
                                                                                      -------------       -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
    Net investment income, Class X                                                         (444,123)           (408,160)
    Net investment income, Class A                                                          (91,465)            (69,738)
    Net investment income, Class B                                                               --                 (74)
    Net investment income, Class C                                                               --                (209)
                                                                                      -------------       -------------
    DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                              (535,588)           (478,181)
                                                                                      -------------       -------------
FROM SHARE TRANSACTIONS
CLASS X
    Proceeds from sales of shares (425,496 and 838,947 shares, respectively)              5,479,441           9,607,428
    Net asset value of shares issued from reinvestment of distributions
       (18,804 and 20,594 shares, respectively)                                             260,105             247,250
    Cost of shares repurchased (962,406 and 814,640 shares, respectively)               (12,322,572)         (9,405,866)
                                                                                      -------------       -------------
Total                                                                                    (6,583,026)            448,812
                                                                                      -------------       -------------

CLASS A
    Proceeds from sales of shares (154,346 and 215,708 shares, respectively)              1,972,828           2,477,322
    Net asset value of shares issued from reinvestment of distributions
       (6,580 and 5,756 shares, respectively)                                                90,307              69,334
    Cost of shares repurchased (219,550 and 174,457 shares, respectively)                (2,843,061)         (1,989,541)
                                                                                      -------------       -------------
Total                                                                                      (779,926)            557,115
                                                                                      -------------       -------------

CLASS B
    Proceeds from sales of shares (10,332 and 20,499 shares, respectively)                  132,392             234,135
    Net asset value of shares issued from reinvestment of distributions
       (0 and 7 shares, respectively)                                                            --                  74
    Cost of shares repurchased (6,416 and 3,352 shares, respectively)                       (81,146)            (37,604)
                                                                                      -------------       -------------
Total                                                                                        51,246             196,605
                                                                                      -------------       -------------

CLASS C
    Proceeds from sales of shares (17,419 and 47,786 shares, respectively)                  221,749             549,915
    Net asset value of shares issued from reinvestment of distributions
       (0 and 17 shares, respectively)                                                           --                 198
    Cost of shares repurchased (14,875 and 20,048 shares, respectively)                    (182,746)           (226,867)
                                                                                      -------------       -------------
Total                                                                                        39,003             323,246
                                                                                      -------------       -------------
    INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                            (7,272,703)          1,525,778
                                                                                      -------------       -------------
    NET INCREASE (DECREASE) IN NET ASSETS                                                (2,356,403)          8,193,370

NET ASSETS
    Beginning of period                                                                  59,576,842          51,383,472
                                                                                      -------------       -------------
    END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
       OF $1,871 AND $42,944, RESPECTIVELY)                                           $  57,220,439       $  59,576,842
                                                                                      =============       =============


34                      See Notes to Financial Statements

PHOENIX OVERSEAS FUND


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                    CLASS X
                                                  ----------------------------------------------------------------------------

                                                                            YEAR ENDED DECEMBER 31,
                                                  ----------------------------------------------------------------------------
                                                     2005               2004         2003                 2002            2001
Net asset value, beginning of period              $    12.73      $    11.31      $     9.01        $    11.32      $    16.15
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                        0.14(2)         0.13(2)         0.09(2)           0.03            0.04
    Net realized and unrealized gain (loss)             1.20            1.40            2.26             (2.29)          (4.83)
                                                  ----------      ----------      ----------        ----------      ----------
        TOTAL FROM INVESTMENT OPERATIONS                1.34            1.53            2.35             (2.26)          (4.79)
                                                  ----------      ----------      ----------        ----------      ----------
LESS DISTRIBUTIONS
    Dividends from net investment income               (0.14)          (0.11)          (0.05)            (0.03)          (0.04)
    Return of capital                                     --              --              --             (0.02)             --
                                                  ----------      ----------      ----------        ----------      ----------
        TOTAL DISTRIBUTIONS                            (0.14)          (0.11)          (0.05)            (0.05)          (0.04)
                                                  ----------      ----------      ----------        ----------      ----------
Change in net asset value                               1.20            1.42            2.30             (2.31)          (4.83)
                                                  ----------      ----------      ----------        ----------      ----------
NET ASSET VALUE, END OF PERIOD                    $    13.93      $    12.73      $    11.31        $     9.01      $    11.32
                                                  ==========      ==========      ==========        ==========      ==========
Total return                                           10.53%          13.56%          26.15%           (20.04)%        (29.72)%

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)         $   43,916      $   46,748      $   41,013        $   50,656      $   56,513

RATIO TO AVERAGE NET ASSETS OF:
    Net operating expenses                              1.40%           1.40%           1.40%             1.41%           1.38%
    Gross operating expenses                            1.56%           1.60%           1.77%             1.41%           1.38%
    Net investment income (loss)                        1.11%           1.08%           0.93%             0.49%           0.09%
Portfolio turnover                                        28%             33%             49%               65%             88%

                                                                              CLASS A
                                                  -----------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,                FROM INCEPTION
                                                  ------------------------------------------    AUGUST 30, 2002 TO
                                                     2005            2004            2003       DECEMBER 31, 2002
Net asset value, beginning of period              $    12.68      $    11.27      $     9.01        $     9.45
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                        0.11(2)         0.10(2)        (0.03)(2)         (0.03)
    Net realized and unrealized gain (loss)             1.18            1.39            2.32             (0.41)
                                                  ----------      ----------      ----------        ----------
        TOTAL FROM INVESTMENT OPERATIONS                1.29            1.49            2.29             (0.44)
                                                  ----------      ----------      ----------        ----------
LESS DISTRIBUTIONS
    Dividends from net investment income               (0.11)          (0.08)          (0.03)               --
                                                  ----------      ----------      ----------        ----------
        TOTAL DISTRIBUTIONS                            (0.11)          (0.08)          (0.03)               --
                                                  ----------      ----------      ----------        ----------
Change in net asset value                               1.18            1.41            2.26             (0.44)
                                                  ----------      ----------      ----------        ----------
NET ASSET VALUE, END OF PERIOD                    $    13.86      $    12.68      $    11.27        $     9.01
                                                  ==========      ==========      ==========        ==========
Total return(1)                                        10.17%          13.24%          25.56%            (4.76)%(3)

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)         $   11,627      $   11,377      $    9,582        $      153

RATIO TO AVERAGE NET ASSETS OF:
    Net operating expenses                              1.65%           1.65%           1.65%             1.66%(4)
    Gross operating expenses                            1.81%           1.85%           1.98%             1.66%(4)
    Net investment income (loss)                        0.87%           0.81%          (0.31)%            0.24%(4)
Portfolio turnover                                        28%             33%             49%               65%(3)

(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) Not annualized.

(4) Annualized.


                        See Notes to Financial Statements                     35

PHOENIX OVERSEAS FUND


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                              CLASS B
                                                  ----------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,                FROM INCEPTION
                                                  ------------------------------------------    AUGUST 30, 2002 TO
                                                     2005            2004            2003       DECEMBER 31, 2002
Net asset value, beginning of period              $    12.60      $    11.21      $     8.98        $     9.45
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                        0.02(4)           --(4)(5)     (0.03)(4)         (0.06)
    Net realized and unrealized gain (loss)             1.16            1.39            2.26             (0.41)
                                                  ----------      ----------      ----------        ----------
        TOTAL FROM INVESTMENT OPERATIONS                1.18            1.39            2.23             (0.47)
                                                  ----------      ----------      ----------        ----------
LESS DISTRIBUTIONS
    Dividends from net investment income                  --              --(5)           --                --
                                                  ----------      ----------      ----------        ----------
        TOTAL DISTRIBUTIONS                               --              --(5)           --                --
                                                  ----------      ----------      ----------        ----------
Change in net asset value                               1.18            1.39            2.23             (0.47)
                                                  ----------      ----------      ----------        ----------
NET ASSET VALUE, END OF PERIOD                    $    13.78      $    12.60      $    11.21        $     8.98
                                                  ==========      ==========      ==========        ==========
Total return(1)                                         9.37%          12.43%          24.83%            (4.97)%(2)

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)         $      480      $      389      $      154        $       98

RATIO TO AVERAGE NET ASSETS OF:
    Net operating expenses                              2.40%           2.40%           2.40%             2.41%(3)
    Gross operating expenses                            2.56%           2.60%           2.73%             2.41%(3)
    Net investment income (loss)                        0.12%          (0.01)%         (0.27)%           (0.51)%(3)
Portfolio turnover                                        28%             33%             49%               65%(2)

                                                                              CLASS C
                                                  ----------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,                FROM INCEPTION
                                                  ------------------------------------------    AUGUST 30, 2002 TO
                                                     2005            2004            2003       DECEMBER 31, 2002
Net asset value, beginning of period              $    12.60      $    11.21      $     8.98        $     9.45
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                        0.02(4)           --(4)(5)     (0.06)(4)         (0.06)
    Net realized and unrealized gain (loss)             1.16            1.39            2.29             (0.41)
                                                  ----------      ----------      ----------        ----------
        TOTAL FROM INVESTMENT OPERATIONS                1.18            1.39            2.23             (0.47)
                                                  ----------      ----------      ----------        ----------
LESS DISTRIBUTIONS
    Dividends from net investment income                  --              --(5)           --                --
                                                  ----------      ----------      ----------        ----------
        TOTAL DISTRIBUTIONS                               --              --(5)           --                --
                                                  ----------      ----------      ----------        ----------
Change in net asset value                               1.18            1.39            2.23             (0.47)
                                                  ----------      ----------      ----------        ----------
NET ASSET VALUE, END OF PERIOD                    $    13.78      $    12.60      $    11.21        $     8.98
                                                  ==========      ==========      ==========        ==========
Total return(1)                                         9.37%          12.43%          24.83%            (4.97)%(2)

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)         $    1,197      $    1,062      $      634        $       99

RATIO TO AVERAGE NET ASSETS OF:
    Net operating expenses                              2.40%           2.40%           2.40%             2.41%(3)
    Gross operating expenses                            2.56%           2.60%           2.73%             2.41%(3)
    Net investment income (loss)                        0.17%           0.02%          (0.70)%           (0.51)%(3)
Portfolio turnover                                        28%             33%             49%               65%(2)

(1) Sales charges are not reflected in the total return calculation.

(2) Not annualized.

(3) Annualized.

(4) Computed using average shares outstanding.

(5) Amount is less than $0.01.


36                      See Notes to Financial Statements

PHOENIX RISING DIVIDENDS FUND


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, ALLAN M. RUDNICK AND PAUL WAYNE, CFA

Q: HOW DID THE PHOENIX RISING DIVIDENDS FUND PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the fiscal year ended December 21, 2005, the Fund's Class X shares returned (1.19)%, Class A shares returned (1.43)%, Class B shares returned (2.22)%, and Class C shares returned (2.22)%. For the same period, the S&P 500(R) Index, a broad-based equity index and the Fund's style-specific benchmark, returned 4.93%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: For the year 2005, two definite themes drove the performance of the markets. First, stocks of smaller and lower quality companies outperformed stocks of larger and higher quality companies. To illustrate, those companies in the S&P 500(R) Index with a market capitalization of $20 billion or greater returned 2.17% for the year, while companies with a market capitalization between $5 and $10 billion advanced 13.75%. Companies in the S&P 500 Index with an S&P bond credit rating of triple-A lost 3.97%, while those companies with debt rated below investment grade produced positive returns.

      The second key theme was the energy sector's strong outperformance relative to the other sectors in the S&P 500 Index. The energy sector returned 31.41% while the overall S&P 500 Index returned only 4.93% for the year.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: The Fund underperformed the S&P 500 Index in 2005. To a substantial degree, the Fund's underperformance reflected the strong returns of smaller, lower quality companies. The Fund is focused exclusively on higher quality companies and the companies tend to be larger in market capitalization than the S&P 500 Index. In addition, the Fund was negatively impacted by the underweighting of the energy and utilities sectors, as fairly valued, high quality companies that the Fund prefers are scarce in these sectors.

      A portion of the Fund's underperformance was driven by negative stock selection. The stocks that detracted the most from return included Gannett and Pfizer. Gannett, along with the rest of the newspaper industry, suffered margin pressure from online competition and tough comparisons relative to 2004, which featured two big news events - the Olympics and national elections. Pfizer struggled with continued uncertainty regarding the timing of management's earnings guidance and the Lipitor Paragraph 4 patent challenge decision, which was ultimately decided in Pfizer's favor in mid-December.

      Stocks that contributed positively to the Fund's performance included American International Group and Paychex. American International Group and Paychex. American International Group posted strong results throughout 2005 despite management turnover earlier in the year. Paychex has combined price increases and new customer acquisition to generate strong growth.

                                                                    JANUARY 2006


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

PHOENIX RISING DIVIDENDS FUND


--------------------------------------------------------------------------------
 TOTAL RETURNS(1)                                       PERIODS ENDING 12/31/05
--------------------------------------------------------------------------------

                                                                      INCEPTION   INCEPTION
                                         1 YEAR   5 YEAR   10 YEAR   TO 12/31/05    DATE
                                         ------   ------   -------   -----------  ---------
      Class X Shares at NAV(2)           (1.19)%  (2.03)%    6.24%         --%          --
      Class A Shares at NAV(2)           (1.43)      --        --        4.86      8/30/02
      Class A Shares at POP(3)           (7.10)      --        --        3.01      8/30/02
      Class B Shares at NAV(2)           (2.22)      --        --        4.06      8/30/02
      Class B Shares with CDSC(4)        (6.12)      --        --        3.51      8/30/02
      Class C Shares at NAV(2)           (2.22)      --        --        4.06      8/30/02
      Class C Shares with CDSC(4)        (2.22)      --        --        4.06      8/30/02
      S&P 500(R) Index                    4.93     0.55      9.12      Note 5       Note 5

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

(4) CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

(5) INDEX PERFORMANCE IS 11.71% FOR CLASS A, CLASS B AND CLASS C (SINCE
    8/30/02).

--------------------------------------------------------------------------------
 GROWTH OF $10,000                                         PERIODS ENDING 12/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/95 in Class X shares. The total return for Class X shares reflects no sales charge. The performance of the other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                               Phoenix
                           Rising Dividends
                                 Fund                 S&P 500(R)
                               Class X                  Index
                           -----------------          ----------

12/29/95                        $10,000                $10,000
12/31/96                         11,909                 12,325
12/31/97                         15,600                 16,438
12/31/98                         17,806                 21,165
12/31/99                         20,714                 25,639
12/29/00                         20,300                 23,283
12/31/01                         18,062                 20,518
12/31/02                         14,946                 15,984
12/31/03                         17,703                 20,573
12/31/04                         18,547                 22,807
12/30/05                         18,325                 23,931

For information regarding the index, see the glossary on page 3.

PHOENIX RISING DIVIDENDS FUND


ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Rising Dividends Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. Class X shares are sold without a sales charge and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                             Beginning           Ending          Expenses Paid
Rising Dividends Fund      Account Value      Account Value         During
       Class X             June 30, 2005    December 31, 2005       Period*
-----------------------    -------------    -----------------    -------------
Actual                      $ 1,000.00         $ 1,022.80           $  5.36
Hypothetical (5% return
   before expenses)           1,000.00           1,019.84              5.36

* EXPENSES ARE EQUAL TO THE FUND'S CLASS X ANNUALIZED EXPENSE RATIO OF 1.05%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS X RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS (1.19)%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $988.10.

                             Beginning           Ending          Expenses Paid
Rising Dividends Fund      Account Value      Account Value         During
       Class A             June 30, 2005    December 31, 2005       Period*
-----------------------    -------------    -----------------    -------------
Actual                      $ 1,000.00         $ 1,021.60           $  6.55
Hypothetical (5% return
   before expenses)           1,000.00           1,018.64              6.56

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.29%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS (1.43)%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $985.70.

                             Beginning           Ending          Expenses Paid
Rising Dividends Fund      Account Value      Account Value         During
       Class B             June 30, 2005    December 31, 2005       Period*
-----------------------    -------------    -----------------    -------------
Actual                      $ 1,000.00         $ 1,017.30           $ 10.45
Hypothetical (5% return
   before expenses)           1,000.00           1,014.71             10.49

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.06%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS (2.22)%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $977.80.

PHOENIX RISING DIVIDENDS FUND


                             Beginning           Ending          Expenses Paid
Rising Dividends Fund      Account Value      Account Value         During
       Class C             June 30, 2005    December 31, 2005       Period*
-----------------------    -------------    -----------------    -------------
Actual                      $ 1,000.00         $ 1,017.30           $ 10.45
Hypothetical (5% return
   before expenses)           1,000.00           1,014.71             10.49

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.05%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS (2.22)%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $977.80.

  YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

PHOENIX RISING DIVIDENDS FUND


--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(e)
--------------------------------------------------------------------------------

    1.   General Electric Co.                                         4.4%
    2.   Johnson & Johnson                                            4.1%
    3.   Wells Fargo & Co.                                            4.1%
    4.   Exxon Mobil Corp.                                            3.9%
    5.   Citigroup, Inc.                                              3.7%
    6.   Pfizer, Inc.                                                 3.7%
    7.   Intel Corp.                                                  3.6%
    8.   Microsoft Corp.                                              3.6%
    9.   Procter & Gamble Co. (The)                                   3.2%
   10.   American International Group, Inc.                           3.1%

--------------------------------------------------------------------------------
 SECTOR WEIGHTINGS                                                     12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                     Financials                    21%
                     Information Technology        17
                     Consumer Staples              15
                     Industrials                   13
                     Health Care                   11
                     Consumer Discretionary         6
                     Energy                         6
                     Other                         11

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                     SHARES         VALUE
                                                   -----------   ------------
DOMESTIC COMMON STOCKS--98.3%

AIR FREIGHT & LOGISTICS--1.7%
United Parcel Service, Inc. Class B ............        24,000   $  1,803,600

ASSET MANAGEMENT & CUSTODY BANKS--2.3%
State Street Corp. .............................        42,300      2,345,112

BREWERS--1.3%
Anheuser-Busch Cos., Inc. ......................        30,800      1,323,168

COMPUTER HARDWARE--4.4%
Diebold, Inc.(c) ...............................        44,900      1,706,200
International Business Machines Corp. ..........        34,210      2,812,062
                                                                 ------------
                                                                    4,518,262
                                                                 ------------

DATA PROCESSING & OUTSOURCED SERVICES--3.9%
Automatic Data Processing, Inc. ................        46,130      2,116,906
Paychex, Inc. ..................................        49,800      1,898,376
                                                                 ------------
                                                                    4,015,282
                                                                 ------------

                                                     SHARES         VALUE
                                                   -----------   ------------
DIVERSIFIED BANKS--8.1%
Bank of America Corp. ..........................        56,100   $  2,589,015
U.S. Bancorp ...................................        53,300      1,593,137
Wells Fargo & Co. ..............................        66,680      4,189,504
                                                                 ------------
                                                                    8,371,656
                                                                 ------------

DIVERSIFIED CHEMICALS--2.4%
Du Pont (E.I.) de Nemours & Co. ................        58,300      2,477,750

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--2.0%
Cintas Corp. ...................................        49,100      2,021,938

ELECTRICAL COMPONENTS & EQUIPMENT--1.6%
Emerson Electric Co. ...........................        21,900      1,635,930

FOOD DISTRIBUTORS--1.3%
Sysco Corp.(c) .................................        43,800      1,359,990

HEALTH CARE EQUIPMENT--3.9%
Biomet, Inc.(c) ................................        44,200      1,616,394
Medtronic, Inc. ................................        41,500      2,389,155
                                                                 ------------
                                                                    4,005,549
                                                                 ------------


42                      See Notes to Financial Statements

PHOENIX RISING DIVIDENDS FUND


                                                     SHARES         VALUE
                                                   -----------   ------------
HOME FURNISHING RETAIL--1.8%
Leggett & Platt, Inc.(c) .......................        80,600   $  1,850,576

HOME IMPROVEMENT RETAIL--2.6%
Home Depot, Inc. (The) .........................        65,550      2,653,464

HOUSEHOLD PRODUCTS--3.2%
Procter & Gamble Co. (The) .....................        57,200      3,310,736

HYPERMARKETS & SUPER CENTERS--5.2%
Costco Wholesale Corp. .........................        45,900      2,270,673
Wal-Mart Stores, Inc. ..........................        65,300      3,056,040
                                                                 ------------
                                                                    5,326,713
                                                                 ------------

INDUSTRIAL CONGLOMERATES--6.4%
3M Co.(c) ......................................        27,600      2,139,000
General Electric Co. ...........................       128,560      4,506,028
                                                                 ------------
                                                                    6,645,028
                                                                 ------------

INDUSTRIAL MACHINERY--1.5%
Illinois Tool Works, Inc. ......................        17,320      1,523,987

INTEGRATED OIL & GAS--5.9%
ConocoPhillips .................................        36,500      2,123,570
Exxon Mobil Corp. ..............................        71,240      4,001,551
                                                                 ------------
                                                                    6,125,121
                                                                 ------------

INTEGRATED TELECOMMUNICATION SERVICES--2.7%
AT&T, Inc. .....................................       112,100      2,745,329

INVESTMENT BANKING & BROKERAGE--1.5%
Morgan Stanley .................................        27,100      1,537,654

LIFE & HEALTH INSURANCE--1.8%
AFLAC, Inc. ....................................        40,700      1,889,294

MULTI-LINE INSURANCE--3.1%
American International Group, Inc. .............        46,800      3,193,164

OTHER DIVERSIFIED FINANCIAL SERVICES--3.7%
Citigroup, Inc. ................................        77,800      3,775,634

PHARMACEUTICALS--7.7%
Johnson & Johnson ..............................        70,370      4,229,237
Pfizer, Inc. ...................................       161,500      3,766,180
                                                                 ------------
                                                                    7,995,417
                                                                 ------------

                                                     SHARES         VALUE
                                                   -----------   ------------
PUBLISHING & PRINTING--2.0%
Gannett Co., Inc. ..............................        34,600   $  2,095,722

REGIONAL BANKS--1.5%
Synovus Financial Corp. ........................        56,000      1,512,560

SEMICONDUCTORS--6.2%
Intel Corp. ....................................       150,600      3,758,976
Linear Technology Corp. ........................        73,500      2,651,145
                                                                 ------------
                                                                    6,410,121
                                                                 ------------

SOFT DRINKS--5.0%
Coca-Cola Co. (The).............................        75,660      3,049,854
PepsiCo, Inc. ..................................        36,500      2,156,420
                                                                 ------------
                                                                    5,206,274
                                                                 ------------

SYSTEMS SOFTWARE--3.6%
Microsoft Corp. ................................       141,380      3,697,087
-----------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $95,033,126)                                     101,372,118
-----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--98.3%
(IDENTIFIED COST $95,033,126)                                     101,372,118
-----------------------------------------------------------------------------


SHORT-TERM INVESTMENTS--6.7%

MONEY MARKET MUTUAL FUNDS--5.2%
State Street Navigator Prime Plus (4.28% seven
day effective yield)(b).........................     5,323,305      5,323,305

                                                       PAR
                                                      VALUE
                                                      (000)
                                                   -----------
COMMERCIAL PAPER(d)--1.5%
Lehman Brothers Holdings, Inc. 4.10%,
1/3/06..........................................   $     1,580      1,579,640
-----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $6,902,945)                                        6,902,945
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--105.0%
(IDENTIFIED COST $101,936,071)                                    108,275,063(a)
Other assets and liabilities, net--(5.0)%                          (5,157,368)
                                                                 ------------
NET ASSETS--100.0%                                               $103,117,695
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $8,654,775 and gross depreciation of $3,277,593 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $102,897,881.

(b) Represents security purchased with cash collateral received for securities on loan.

(c) All or a portion of security is on loan.

(d) The rate shown is the discount rate.

(e) Table excludes short-term investments.


                        See Notes to Financial Statements                     43

PHOENIX RISING DIVIDENDS FUND


                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

ASSETS
Investment securities at value
    including $5,202,449 of securities on loan
    (Identified cost $101,936,071)                            $ 108,275,063
Cash                                                                  1,847
Receivables
    Fund shares sold                                                161,519
    Dividends                                                       133,559
Prepaid expenses                                                     28,639
                                                              -------------
       Total assets                                             108,600,627
                                                              -------------
LIABILITIES
Payables
    Fund shares repurchased                                          17,430
    Upon return of securities loaned                              5,323,305
    Investment advisory fee                                          67,613
    Professional fee                                                 22,420
    Transfer agent fee                                               22,338
    Financial agent fee                                               7,765
    Distribution and service fees                                     7,273
    Trustees' fee                                                     1,785
    Other accrued expenses                                           13,003
                                                              -------------
       Total liabilities                                          5,482,932
                                                              -------------
NET ASSETS                                                    $ 103,117,695
                                                              =============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $ 109,568,656
Undistributed net investment income                                  78,481
Accumulated net realized loss                                   (12,868,434)
Net unrealized appreciation                                       6,338,992
                                                              -------------
NET ASSETS                                                    $ 103,117,695
                                                              =============

CLASS X
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $85,075,326)              5,479,062
Net asset value and offering price per share                  $       15.53

CLASS A
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $12,893,728)                832,359
Net asset value per share                                     $       15.49
Offering price per share $15.49/(1-5.75%)                     $       16.44

CLASS B
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $2,753,770)                 179,249
Net asset value and offering price per share                  $       15.36

CLASS C
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $2,394,871)                 155,799
Net asset value and offering price per share                  $       15.37

                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
Dividends                                                     $   2,768,749
Interest                                                             54,330
Security lending                                                        112
                                                              -------------
       Total investment income                                    2,823,191
                                                              -------------
EXPENSES
Investment advisory fee                                           1,019,981
Service fees, Class A                                                95,312
Distribution and service fees, Class B                               28,633
Distribution and service fees, Class C                               28,232
Financial agent fee                                                 108,595
Transfer agent                                                      104,100
Registration                                                         45,840
Trustees                                                             41,145
Professional                                                         27,846
Printing                                                             23,129
Custodian                                                            14,357
Miscellaneous                                                        35,451
                                                              -------------
       Total expenses                                             1,572,621
Custodian fees paid indirectly                                           (6)
                                                              -------------
       Net expenses                                               1,572,615
                                                              -------------
NET INVESTMENT INCOME (LOSS)                                      1,250,576
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments                           5,582,035
Net change in unrealized appreciation (depreciation)
    on investments                                               (8,998,282)
                                                              -------------
NET GAIN (LOSS) ON INVESTMENTS                                   (3,416,247)
                                                              -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                           $  (2,165,671)
                                                              =============


44                      See Notes to Financial Statements

PHOENIX RISING DIVIDENDS FUND


                                           STATEMENT OF CHANGES IN NET ASSETS

                                                                                       Year Ended          Year Ended
                                                                                    December 31, 2005   December 31, 2004
                                                                                    -----------------   -----------------
FROM OPERATIONS
    Net investment income (loss)                                                      $   1,250,576       $   1,662,336
    Net realized gain (loss)                                                              5,582,035             404,869
    Net change in unrealized appreciation (depreciation)                                 (8,998,282)          4,306,551
                                                                                      -------------       -------------
    INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                          (2,165,671)          6,373,756
                                                                                      -------------       -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
    Net investment income, Class X                                                       (1,324,154)         (1,111,168)
    Net investment income, Class A                                                         (424,144)           (419,864)
    Net investment income, Class B                                                           (9,192)             (3,205)
    Net investment income, Class C                                                           (8,278)             (2,729)
                                                                                      -------------       -------------
    DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                            (1,765,768)         (1,536,966)
                                                                                      -------------       -------------
FROM SHARE TRANSACTIONS
CLASS X
    Proceeds from sales of shares (436,950 and 1,380,241 shares, respectively)            6,804,544          21,627,667
    Net asset value of shares issued from reinvestment of distributions
      (48,431 and 39,607 shares, respectively)                                              759,875             631,250
    Cost of shares repurchased (1,059,956 and 716,034 shares, respectively)             (16,369,469)        (11,235,744)
                                                                                      -------------       -------------
Total                                                                                    (8,805,050)         11,023,173
                                                                                      -------------       -------------

CLASS A
    Proceeds from sales of shares (552,328 and 1,681,448 shares, respectively)            8,601,133          26,244,605
    Net asset value of shares issued from reinvestment of distributions
      (26,708 and 26,018 shares, respectively)                                              416,489             413,479
    Cost of shares repurchased (3,101,744 and 241,473 shares, respectively)             (48,397,862)         (3,777,804)
                                                                                      -------------       -------------
Total                                                                                   (39,380,240)         22,880,280
                                                                                      -------------       -------------

CLASS B
    Proceeds from sales of shares (22,646 and 110,300 shares, respectively)                 349,846           1,713,590
    Net asset value of shares issued from reinvestment of distributions
      (382 and 126 shares, respectively)                                                      5,949               1,990
    Cost of shares repurchased (33,260 and 33,910 shares, respectively)                    (513,247)           (522,985)
                                                                                      -------------       -------------
Total                                                                                      (157,452)          1,192,595
                                                                                      -------------       -------------

CLASS C
    Proceeds from sales of shares (30,780 and 95,231 shares, respectively)                  475,661           1,478,747
    Net asset value of shares issued from reinvestment of distributions
      (473 and 142 shares, respectively)                                                      7,366               2,234
    Cost of shares repurchased (74,357 and 24,835 shares, respectively)                  (1,141,833)           (380,847)
                                                                                      -------------       -------------
Total                                                                                      (658,806)          1,100,134
                                                                                      -------------       -------------
    INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                           (49,001,548)         36,196,182
                                                                                      -------------       -------------
    NET INCREASE (DECREASE) IN NET ASSETS                                               (52,932,987)         41,032,972
NET ASSETS
    Beginning of period                                                                 156,050,682         115,017,710
                                                                                      -------------       -------------
    END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
      $78,481 AND $593,673, RESPECTIVELY)                                             $ 103,117,695       $ 156,050,682
                                                                                      =============       =============


                        See Notes to Financial Statements                     45

PHOENIX RISING DIVIDENDS FUND


                                                      FINANCIAL HIGHLIGHTS
                             (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                      CLASS X
                                                  -------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                  -------------------------------------------------------------------------------
                                                     2005                 2004         2003             2002             2001
Net asset value, beginning of period              $     15.95      $     15.40      $     13.03      $     15.81      $     17.97
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                         0.16(2)          0.20(2)          0.07(2)          0.06             0.05
    Net realized and unrealized gain (loss)             (0.35)            0.53             2.33            (2.78)           (2.03)
                                                  -----------      -----------      -----------      -----------      -----------
       TOTAL FROM INVESTMENT OPERATIONS                 (0.19)            0.73             2.40            (2.72)           (1.98)
                                                  -----------      -----------      -----------      -----------      -----------

LESS DISTRIBUTIONS
    Dividends from net investment income                (0.23)           (0.18)           (0.03)           (0.06)           (0.05)
    Distributions from net realized gain                   --               --               --               --            (0.13)
                                                  -----------      -----------      -----------      -----------      -----------
       TOTAL DISTRIBUTIONS                              (0.23)           (0.18)           (0.03)           (0.06)           (0.18)
                                                  -----------      -----------      -----------      -----------      -----------
Change in net asset value                               (0.42)            0.55             2.37            (2.78)           (2.16)
                                                  -----------      -----------      -----------      -----------      -----------
NET ASSET VALUE, END OF PERIOD                    $     15.53      $     15.95      $     15.40      $     13.03      $     15.81
                                                  ===========      ===========      ===========      ===========      ===========
Total return                                            (1.19)%           4.76%           18.45%          (17.25)%         (11.03)%

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)         $    85,075      $    96,558      $    82,361      $    77,263      $   104,770

RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                                   1.04%            1.04%            1.19%            1.04%            0.95%
    Net investment income (loss)                         1.04%            1.25%            0.53%            0.42%            0.30%
Portfolio turnover                                         33%              22%              26%              26%              32%

                                                                                CLASS A
                                                  -------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,                  FROM INCEPTION
                                                  ---------------------------------------------    AUGUST 30, 2002 TO
                                                     2005                 2004         2003        DECEMBER 31, 2002
Net asset value, beginning of period              $     15.91      $     15.35      $     13.02      $     13.53
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                         0.12(2)          0.17(2)          0.05(2)            --(5)
    Net realized and unrealized gain (loss)             (0.35)            0.53             2.31            (0.51)
                                                  -----------      -----------      -----------      -----------
       TOTAL FROM INVESTMENT OPERATIONS                 (0.23)            0.70             2.36            (0.51)
                                                  -----------      -----------      -----------      -----------

LESS DISTRIBUTIONS
    Dividends from net investment income                (0.19)           (0.14)           (0.03)              --
                                                  -----------      -----------      -----------      -----------
       TOTAL DISTRIBUTIONS                              (0.19)           (0.14)           (0.03)              --
                                                  -----------      -----------      -----------      -----------
Change in net asset value                               (0.42)            0.56             2.33            (0.51)
                                                  -----------      -----------      -----------      -----------
NET ASSET VALUE, END OF PERIOD                    $     15.49      $     15.91      $     15.35      $     13.02
                                                  ===========      ===========      ===========      ===========
Total return(1)                                         (1.43)%           4.61%           18.06%           (3.77)%(3)

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)          $   12,894      $    53,369      $    28,988      $     4,012

RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                                   1.29%            1.28%            1.44%            1.29%(4)
    Net investment income (loss)                         0.76%            1.09%            0.36%            0.17%(4)
Portfolio turnover                                         33%              22%              26%              26%(3)


(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) Not annualized.

(4) Annualized.

(5) Amount is less than $0.01.


46                      See Notes to Financial Statements

PHOENIX RISING DIVIDENDS FUND


                                                      FINANCIAL HIGHLIGHTS
                             (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                CLASS B
                                                  -------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,                  FROM INCEPTION
                                                  ---------------------------------------------    AUGUST 30, 2002 TO
                                                     2005                 2004         2003        DECEMBER 31, 2002
Net asset value, beginning of period              $     15.76      $     15.20      $     12.98      $     13.53
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                         0.01(4)          0.06(4)         (0.06)(4)        (0.01)
    Net realized and unrealized gain                    (0.36)            0.52             2.30            (0.54)
                                                  -----------      -----------      -----------      -----------
       TOTAL FROM INVESTMENT OPERATIONS                 (0.35)            0.58             2.24            (0.55)
                                                  -----------      -----------      -----------      -----------

LESS DISTRIBUTIONS
    Dividends from net investment income                (0.05)           (0.02)           (0.02)              --
                                                  -----------      -----------      -----------      -----------
       TOTAL DISTRIBUTIONS                              (0.05)           (0.02)           (0.02)              --
                                                  -----------      -----------      -----------      -----------
Change in net asset value                               (0.40)            0.56             2.22            (0.55)
                                                  -----------      -----------      -----------      -----------
NET ASSET VALUE, END OF PERIOD                    $     15.36      $     15.76      $     15.20      $     12.98
                                                  ===========      ===========      ===========      ===========
Total return(1)                                         (2.22)%           3.80%           17.29%           (4.07)%(2)

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)         $     2,754      $     2,987      $     1,717      $       336

RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                                   2.05%            2.04%            2.19%            2.04%(3)
    Net investment income (loss)                         0.05%            0.36%           (0.47)%          (0.58)%(3)
Portfolio turnover                                         33%              22%              26%              26%(2)

                                                                                CLASS C
                                                  -------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,                  FROM INCEPTION
                                                  ---------------------------------------------    AUGUST 30, 2002 TO
                                                     2005                 2004         2003        DECEMBER 31, 2002
Net asset value, beginning of period              $     15.77      $     15.20      $     12.98      $     13.53
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                         0.01(4)          0.05(4)         (0.06)(4)        (0.01)
    Net realized and unrealized gain                    (0.36)            0.54             2.30            (0.54)
                                                  -----------      -----------      -----------      -----------
       TOTAL FROM INVESTMENT OPERATIONS                 (0.35)            0.59             2.24            (0.55)
                                                  -----------      -----------      -----------      -----------

LESS DISTRIBUTIONS
    Dividends from net investment income                (0.05)           (0.02)           (0.02)              --
                                                  -----------      -----------      -----------      -----------
       TOTAL DISTRIBUTIONS                              (0.05)           (0.02)           (0.02)              --
                                                  -----------      -----------      -----------      -----------
Change in net asset value                               (0.40)            0.57             2.22            (0.55)
                                                  -----------      -----------      -----------      -----------
NET ASSET VALUE, END OF PERIOD                    $     15.37      $     15.77      $     15.20      $     12.98
                                                  ===========      ===========      ===========      ===========
Total return(1)                                         (2.22)%           3.85%           17.24%           (4.07)%(2)

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)         $     2,395      $     3,137      $     1,952      $       575

RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                                   2.05%            2.04%            2.19%            2.04%(3)
    Net investment income (loss)                         0.05%            0.32%           (0.47)%          (0.58)%(3)
Portfolio turnover                                         33%              22%              26%              26%(2)


(1) Sales charges are not reflected in the total return calculation.

(2) Not annualized.

(3) Annualized.

(4) Computed using average shares outstanding.


                        See Notes to Financial Statements                     47

PHOENIX SMALL-MID CAP FUND


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, ROBERT A. SCHWARZKOPF, CFA AND SANDRA L. GLEASON, CFA

Q: HOW DID THE PHOENIX SMALL-MID CAP FUND PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

For the fiscal year ended December 31, 2005, the Fund's Class X shares returned 2.95%, Class A shares returned 2.72%, Class B shares returned 1.97%, and Class C shares returned 1.92%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93% and the Russell 2500(TM) Index, the Fund's style-specific benchmark, returned 8.11%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: In 2005, large-cap stocks outperformed small-cap stocks, while mid caps surpassed them both. This is the first time in six years that the Russell 2000 Index has underperformed the S&P 500 Index for the year.

      Energy prices dominated stock market returns for the year. Despite small weightings in the indexes, energy's strong performance created disproportionate returns. Energy and utilities were the best performing sectors, as energy prices rose from strong demand. Transportation and consumer discretionary were two of the worst performing sectors for the year.

      To preempt inflation from rising energy prices, the Federal Reserve implemented eight interest-rate hikes during the year, including two during the fourth quarter, pushing the federal funds rate to 4.25% by year end. Long-term rates, however, barely moved during the year, indicating investors' diminishing concerns over inflation. This trend continued to benefit the most highly indebted companies, as corporate cost of capital is based upon long-term interest rates.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: Higher quality stocks in the portfolio, with S&P rankings of A- and above, outperformed stocks similarly ranked in the Russell 2500 Index. However, the Fund underperformed its benchmark, as low quality companies, those ranked B to D, pushed the market higher.

      Stocks that detracted the most from performance included 99 Cents Only Stores and Rent-A-Center. 99 Cents Only Stores is a deep-discount retailer of consumable general merchandise priced at ninety-nine cents. Shares have disappointed due to ongoing infrastructure issues as the company invests for future growth and its core customer struggles with higher year-over-year energy costs. We believe the company is addressing its operational issues and they are not related to the general health of the business. With only 227 stores and leading store-level economics, we believe the company can resume its historical growth once infrastructure issues are resolved. Rent-A-Center is the leading "rent-to-own" retailer in the U.S. with a highly fragmented market. The company's main customer base, with low discretionary income levels, has been disproportionately hurt by rising energy costs. In addition, cannibalization caused by recent store openings in existing markets and aggressive expansion by its chief competitor have temporarily affected sales growth. However, with its solid free-cash-flow characteristics, a strong stock buyback program, a compelling valuation, and new initiatives underway to improve store performance, we continue to hold the shares.

      Stocks that contributed positively to the Fund's performance included Brown & Brown and C.H. Robinson Worldwide. Brown & Brown is the nation's leader in the "second tier" of property & casualty (P&C) insurance brokerage firms, which serves small and mid-size businesses. The stock rose sharply after reporting consistent double-digit earnings growth despite general softening of the P&C insurance market. Along with other P&C insurance brokers, the company also benefited from expectations of market hardening following the recent heavy hurricane season. C.H. Robinson Worldwide, one of North America's largest third-party logistics companies (freight forwarder) providing truck, rail, ocean, and air transportation services, benefited from increased usage of third-party logistics services while the transportation industry struggled with tight capacity. The company was able to overcome truck capacity shortages using its large network of independently owned motor carriers while generating strong double-digit earnings and free cash-flow growth. Logistic dependence on C.H. Robinson Worldwide from its customers appears to be a long-term trend.

                                                                    JANUARY 2006


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

PHOENIX SMALL-MID CAP FUND


-----------------------------------------------------------------------------------------
 TOTAL RETURNS(1)                                                PERIODS ENDING 12/31/05
-----------------------------------------------------------------------------------------

                                                             INCEPTION     INCEPTION
                                        1 YEAR    5 YEAR    TO 12/31/05      DATE
                                        ------    ------    -----------    ---------
      Class X Shares at NAV(2)           2.95%     5.08%        9.93%      10/18/96

      Class A Shares at NAV(2)           2.72        --        10.21        8/30/02
      Class A Shares at POP(3)          (3.19)       --         8.27        8/30/02

      Class B Shares at NAV(2)           1.97        --         9.46        8/30/02
      Class B Shares with CDSC(4)       (2.03)       --         8.97        8/30/02

      Class C Shares at NAV(2)           1.92        --         9.49        8/30/02
      Class C Shares with CDSC(4)        1.92        --         9.49        8/30/02

      S&P 500(R) Index                   4.93      0.55       Note 5         Note 5

      Russell 2500(TM) Index             8.11      9.14       Note 6         Note 6

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH, IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

(4) CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

(5) INDEX PERFORMANCE IS 8.02% FOR CLASS X (SINCE 10/18/96) AND 11.71% FOR CLASS A, CLASS B, CLASS C (SINCE 8/30/02).

(6) INDEX PERFORMANCE IS 11.23% FOR CLASS X (SINCE 10/18/96) AND 19.80% FOR CLASS A, CLASS B, CLASS C (SINCE 8/30/02).

--------------------------------------------------------------------------------
 GROWTH OF $10,000                                         PERIODS ENDING 12/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/18/96 (inception of the Fund) in Class X shares. The total return for Class X shares reflects no sales charge. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                         Phoenix
                      Small-Mid Cap
                           Fund            S&P 500(R)      Russell 2500(TM)
                         Class X             Index              Index
                      -------------        ----------      ----------------
10/18/96                 $10,000             $10,000           $10,000
12/31/96                  10,400              10,474            10,642
12/31/97                  12,424              13,970            13,234
12/31/98                  14,433              17,988            13,285
12/31/99                  14,958              21,789            16,493
12/29/00                  18,663              19,788            17,197
12/31/01                  19,857              17,438            17,407
12/31/02                  16,087              13,584            14,309
12/31/03                  20,384              17,484            20,821
12/31/04                  23,222              19,383            24,630
12/30/05                  23,907              20,338            26,627

For information regarding the indexes, see the glossary on page 3.

PHOENIX SMALL-MID CAP FUND


ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Small-Mid Cap Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. Class X shares are sold without a sales charge and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                             Beginning           Ending          Expenses Paid
   Small Mid-Cap Fund      Account Value      Account Value         During
        Class X            June 30, 2005    December 31, 2005       Period*
------------------------   -------------    -----------------    -------------
Actual                       $1,000.00          $1,077.40            $6.18
Hypothetical (5% return
  before expenses)            1,000.00           1,019.18             6.03

* EXPENSES ARE EQUAL TO THE FUND'S CLASS X ANNUALIZED EXPENSE RATIO OF 1.18%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS X RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 2.95%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,029.50.

                             Beginning           Ending          Expenses Paid
   Small Mid-Cap Fund      Account Value      Account Value         During
        Class A            June 30, 2005    December 31, 2005       Period*
------------------------   -------------    -----------------    -------------
Actual                       $1,000.00          $1,076.30            $7.44
Hypothetical (5% return
  before expenses)            1,000.00           1,017.95             7.26

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.42%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 2.72%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,027.20.

                             Beginning           Ending          Expenses Paid
   Small Mid-Cap Fund      Account Value      Account Value         During
        Class B            June 30, 2005    December 31, 2005       Period*
------------------------   -------------    -----------------    -------------
Actual                       $1,000.00          $1,073.20           $11.46
Hypothetical (5% return
  before expenses)            1,000.00           1,014.01            11.20

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.19%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 1.97%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,019.70.

PHOENIX SMALL-MID CAP FUND


                             Beginning           Ending          Expenses Paid
   Small Mid-Cap Fund      Account Value      Account Value         During
        Class C            June 30, 2005    December 31, 2005       Period*
------------------------   -------------    -----------------    -------------
Actual                       $1,000.00          $1,072.60           $11.45
Hypothetical (5% return
  before expenses)            1,000.00           1,014.02            11.19

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.19%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 1.92%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,019.20.

  YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

PHOENIX SMALL-MID CAP FUND

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(c)
--------------------------------------------------------------------------------

       1. Eaton Vance Corp.                                4.6%
       2. Diagnostic Products Corp.                        4.5%
       3. Universal Compression Holdings, Inc.             4.5%
       4. Regis Corp.                                      4.2%
       5. Microchip Technology, Inc.                       4.0%
       6. Fair Isaac Corp.                                 3.8%
       7. Jack Henry & Associates, Inc.                    3.8%
       8. Reinsurance Group of America, Inc.               3.5%
       9. Bemis Co., Inc.                                  3.4%
      10. StanCorp Financial Group, Inc.                   3.3%

--------------------------------------------------------------------------------
 SECTOR WEIGHTINGS                                                     12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                     Information Technology        20%
                     Financials                    18
                     Industrials                   16
                     Consumer Discretionary        13
                     Health Care                    6
                     Energy                         5
                     Materials                      4
                     Other                         18

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                     SHARES         VALUE
                                                   -----------   ------------
DOMESTIC COMMON STOCKS--99.4%

ADVERTISING--2.8%
Catalina Marketing Corp.(e).....................       146,010   $  3,701,354

AEROSPACE & DEFENSE--1.1%
HEICO Corp. Class A(e)..........................        71,564      1,468,493

AIR FREIGHT & LOGISTICS--1.8%
Robinson (C.H.) Worldwide, Inc.(e)..............        66,600      2,466,198

APPLICATION SOFTWARE--10.3%
FactSet Research Systems, Inc.(e)...............        88,075      3,625,167
Fair Isaac Corp.(e).............................       116,585      5,149,560
Jack Henry & Associates, Inc.(e)................       265,815      5,071,750
                                                                 ------------
                                                                   13,846,477
                                                                 ------------

ASSET MANAGEMENT & CUSTODY BANKS--4.7%
Eaton Vance Corp.(e)............................       228,508      6,251,979

                                                     SHARES         VALUE
                                                   -----------   ------------
CONSUMER FINANCE--2.8%
World Acceptance Corp.(b)(e)....................       132,800   $  3,784,800


DATA PROCESSING & OUTSOURCED SERVICES--2.5%
Certegy, Inc.(e)................................        82,867      3,361,086


DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--6.6%
Cintas Corp.(e).................................        53,565      2,205,807
Copart, Inc.(b).................................       176,500      4,070,090
Equifax, Inc.(e)................................        67,885      2,580,987
                                                                 ------------
                                                                    8,856,884
                                                                 ------------

ELECTRONIC EQUIPMENT MANUFACTURERS--3.1%
Mettler-Toledo International, Inc.(b)...........        75,000      4,140,000

ENVIRONMENTAL & FACILITIES SERVICES--3.5%
ABM Industries, Inc. ...........................       112,530      2,199,961
Stericycle, Inc.(b)(e)..........................        43,400      2,555,392
                                                                 ------------
                                                                    4,755,353
                                                                 ------------

                        See Notes to Financial Statements                     53

PHOENIX SMALL-MID CAP FUND


                                                     SHARES         VALUE
                                                   -----------   ------------
GENERAL MERCHANDISE STORES--2.0%
99 Cents Only Stores(b)(e) .....................       260,000   $  2,719,600

HEALTH CARE EQUIPMENT--4.5%
Diagnostic Products Corp.(e) ...................       125,700      6,102,735

HEALTH CARE SERVICES--1.0%
IMS Health, Inc. ...............................        55,000      1,370,600

HOME FURNISHING RETAIL--3.1%
Rent-A-Center, Inc.(b) .........................       221,250      4,172,775

INDUSTRIAL CONGLOMERATES--2.4%
Teleflex, Inc.(e) ..............................        50,610      3,288,638

INDUSTRIAL MACHINERY--4.3%
Donaldson Co., Inc.(e) .........................       110,200      3,504,360
Lincoln Electric Holdings, Inc.(e) .............        55,700      2,209,062
                                                                 ------------
                                                                    5,713,422
                                                                 ------------

INSURANCE BROKERS--2.2%
Brown & Brown, Inc.(e) .........................        95,600      2,919,624

LEISURE PRODUCTS--1.8%
Polaris Industries, Inc.(e) ....................        47,000      2,359,400

LIFE & HEALTH INSURANCE--3.3%
StanCorp Financial Group, Inc. .................        89,000      4,445,550

OFFICE ELECTRONICS--2.5%
Zebra Technologies Corp. Class A(b)(e) .........        79,300      3,398,005

OIL & GAS EQUIPMENT & SERVICES--4.5%
Universal Compression Holdings, Inc.(b)(e) .....       146,000      6,003,520

OIL & GAS REFINING, MARKETING & TRANSPORTATION--1.1%
World Fuel Services Corp.(e) ...................        45,200      1,524,144

                                                     SHARES         VALUE
                                                   -----------   ------------
PACKAGED FOODS & MEATS--0.9%
Tootsie Roll Industries, Inc.(e) ...............        43,000   $  1,243,990

PAPER PACKAGING--3.4%
Bemis Co., Inc.(e) .............................       162,944      4,541,249

PHARMACEUTICALS--1.5%
Axcan Pharma, Inc.(b)(e) .......................       137,000      2,074,180

PROPERTY & CASUALTY INSURANCE--2.8%
Cincinnati Financial Corp.(e) ..................        85,674      3,827,914

REGIONAL BANKS--2.4%
UCBH Holdings, Inc.(e) .........................       180,000      3,218,400

REINSURANCE--3.5%
Reinsurance Group of America, Inc.(e) ..........        98,600      4,709,136

SEMICONDUCTOR EQUIPMENT--1.5%
Cabot Microelectronics Corp.(b)(e) .............        69,650      2,042,835

SEMICONDUCTORS--4.0%
Microchip Technology, Inc. .....................       168,000      5,401,200

SPECIALIZED CONSUMER SERVICES--4.2%
Regis Corp.(e) .................................       147,000      5,669,790

SPECIALTY CHEMICALS--2.0%
Valspar Corp. (The)(e) .........................       109,040      2,690,017

SPECIALTY STORES--1.3%
Tiffany & Co.(e) ...............................        43,900      1,680,931
-----------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $99,306,385)                                     133,750,279
-----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--99.4%
(IDENTIFIED COST $99,306,385)                                     133,750,279
-----------------------------------------------------------------------------


54                      See Notes to Financial Statements

PHOENIX SMALL-MID CAP FUND


                                                     SHARES         VALUE
                                                   -----------   ------------
SHORT-TERM INVESTMENTS--20.3%

MONEY MARKET MUTUAL FUNDS--19.6%
State Street Navigator Prime Plus (4.28%
seven day effective yield)(d)...................    26,413,165   $ 26,413,165

                                                       PAR
                                                      VALUE
                                                      (000)
                                                   -----------
COMMERCIAL PAPER(f)--0.7%
Lehman Brothers Holdings, Inc. 4.10%,
1/3/06..........................................   $       890        889,797
-----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $27,302,962)                                      27,302,962
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--119.7%
(IDENTIFIED COST $126,609,347)                                    161,053,241(a)

Other assets and liabilities, net--(19.7)%                        (26,531,856)
                                                                 ------------
NET ASSETS--100.0%                                               $134,521,385
                                                                 ============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $36,193,341 and gross depreciation of $1,749,447 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $126,609,347.

(b) Non-income producing.

(c) Table excludes short-term investments.

(d) Represents security purchased with cash collateral received for securities on loan.

(e) All or a portion of security is on loan.

(f) The rate shown is the discount rate.


                        See Notes to Financial Statements                     55

PHOENIX SMALL-MID CAP FUND


                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

ASSETS
Investment securities at value
    including $25,825,161 of securities on loan
    (Identified cost $126,609,347)                            $ 161,053,241
Cash                                                                  3,681
Receivables
Fund shares sold                                                    146,154
Dividends                                                            74,656
Prepaid expenses                                                     30,149
                                                              -------------
       Total assets                                             161,307,881
                                                              -------------
LIABILITIES
Payables
    Fund shares repurchased                                         164,406
    Upon return of securities loaned                             26,413,165
    Investment advisory fee                                          98,717
    Transfer agent fee                                               32,277
    Distribution and service fees                                    24,013
    Professional fee                                                 22,420
    Financial agent fee                                               9,013
    Trustees' fee                                                     1,785
    Other accrued expenses                                           20,700
                                                              -------------
       Total liabilities                                         26,786,496
                                                              -------------
NET ASSETS                                                    $ 134,521,385
                                                              =============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  97,283,350
Accumulated net realized gain                                     2,794,141
Net unrealized appreciation                                      34,443,894
                                                              -------------
NET ASSETS                                                    $ 134,521,385
                                                              =============

CLASS X
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $78,290,019)              3,673,899
Net asset value and offering price per share                  $       21.31

CLASS A
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $38,169,547)              1,805,074
Net asset value per share                                     $       21.15
Offering price per share $21.15/(1-5.75%)                     $       22.44

CLASS B
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $3,960,060)                 191,582
Net asset value and offering price per share                  $       20.67

CLASS C
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $14,101,759)                681,499
Net asset value and offering price per share                  $       20.69

                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
Dividends                                                     $   1,550,581
Interest                                                             28,947
Security lending                                                      6,503
                                                              -------------
       Total investment income                                    1,586,031
                                                              -------------
EXPENSES
Investment advisory fee                                           1,374,646
Service fees, Class A                                               149,812
Distribution and service fees, Class B                               40,221
Distribution and service fees, Class C                              154,596
Financial agent fee                                                 122,897
Transfer agent                                                      179,726
Printing                                                             50,238
Registration                                                         45,842
Trustees                                                             41,145
Professional                                                         27,944
Custodian                                                            15,655
Miscellaneous                                                        36,997
                                                              -------------
       Total expenses                                             2,239,719
                                                              -------------
NET INVESTMENT INCOME (LOSS)                                       (653,688)
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
Net realized gain (loss) on investments                          18,147,704
Net change in unrealized appreciation (depreciation)
    on investments                                              (15,195,581)
                                                              -------------
NET GAIN (LOSS) ON INVESTMENTS                                    2,952,123
                                                              -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                           $   2,298,435
                                                              =============


56                      See Notes to Financial Statements

PHOENIX SMALL-MID CAP FUND


                                          STATEMENT OF CHANGES IN NET ASSETS

                                                                                   Year Ended           Year Ended
                                                                                December 31, 2005    December 31, 2004
                                                                                -----------------    -----------------
FROM OPERATIONS
    Net investment income (loss)                                                $        (653,688)   $        (847,956)
    Net realized gain (loss)                                                           18,147,704           (2,427,226)
    Net change in unrealized appreciation (depreciation)                              (15,195,581)          26,148,760
                                                                                -----------------    -----------------
    INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                         2,298,435           22,873,578
                                                                                -----------------    -----------------

FROM SHARE TRANSACTIONS
CLASS X
    Proceeds from sales of shares (477,066 and 674,594 shares, respectively)            9,519,100           12,509,815
    Cost of shares repurchased (1,287,633 and 1,872,057 shares, respectively)         (25,745,311)         (34,757,079)
                                                                                -----------------    -----------------
Total                                                                                 (16,226,211)         (22,247,264)
                                                                                -----------------    -----------------

CLASS A
    Proceeds from sales of shares (847,062 and 1,898,490 shares, respectively)         16,653,578           34,894,504
    Cost of shares repurchased (2,626,953 and 502,551 shares, respectively)           (52,735,024)          (9,306,773)
                                                                                -----------------    -----------------
Total                                                                                 (36,081,446)          25,587,731
                                                                                -----------------    -----------------

CLASS B
    Proceeds from sales of shares (70,155 and 96,144 shares, respectively)              1,363,205            1,759,784
    Cost of shares repurchased (95,771 and 29,932 shares, respectively)                (1,863,646)            (536,789)
                                                                                -----------------    -----------------
Total                                                                                    (500,441)           1,222,995
                                                                                -----------------    -----------------

CLASS C
    Proceeds from sales of shares (128,207 and 382,735 shares, respectively)            2,482,794            6,972,739
    Cost of shares repurchased (325,669 and 203,578 shares, respectively)              (6,363,844)          (3,696,766)
                                                                                -----------------    -----------------
Total                                                                                  (3,881,050)           3,275,973
                                                                                -----------------    -----------------
    INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                         (56,689,148)           7,839,435
                                                                                -----------------    -----------------
    NET INCREASE (DECREASE) IN NET ASSETS                                             (54,390,713)          30,713,013

NET ASSETS
    Beginning of period                                                               188,912,098          158,199,085
                                                                                -----------------    -----------------

    END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND
    $0, RESPECTIVELY)                                                           $     134,521,385    $     188,912,098
                                                                                =================    =================


                        See Notes to Financial Statements                     57

PHOENIX SMALL-MID CAP FUND


                                                   FINANCIAL HIGHLIGHTS
                         (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                 CLASS X
                                                --------------------------------------------------------------------------

                                                                         YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------------------------
                                                   2005            2004            2003            2002           2001
Net asset value, beginning of period            $     20.70     $     18.17     $     14.34     $     17.70    $     17.19
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                      (0.04)(4)       (0.06)(4)       (0.05)(4)       (0.06)         (0.01)
    Net realized and unrealized gain (loss)            0.65            2.59            3.88           (3.30)          1.15
                                                -----------     -----------     -----------     -----------    -----------
       TOTAL FROM INVESTMENT OPERATIONS                0.61            2.53            3.83           (3.36)          1.14
                                                -----------     -----------     -----------     -----------    -----------

LESS DISTRIBUTIONS
    Dividends from net investment income                 --              --              --              --          (0.01)
    Distributions from net realized gain                 --              --              --              --          (0.62)
                                                -----------     -----------     -----------     -----------    -----------
       TOTAL DISTRIBUTIONS                               --              --              --              --          (0.63)
                                                -----------     -----------     -----------     -----------    -----------
Change in net asset value                              0.61            2.53            3.83           (3.36)          0.51
                                                -----------     -----------     -----------     -----------    -----------
NET ASSET VALUE, END OF PERIOD                  $     21.31     $     20.70     $     18.17     $     14.34    $     17.70
                                                ===========     ===========     ===========     ===========    ===========
Total return                                           2.95%          13.92%          26.71%         (18.98)%         6.40%

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)       $    78,290     $    92,838     $   103,269     $    98,112    $    95,138

RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                                 1.17%           1.15%           1.26%           1.22%          1.17%
    Net investment income (loss)                      (0.18)%         (0.32)%         (0.35)%         (0.38)%        (0.14)%
Portfolio turnover                                       22%             16%             17%             16%            17%

                                                                             CLASS A
                                                ------------------------------------------------------------------

                                                          YEAR ENDED DECEMBER 31,                 FROM INCEPTION
                                                -------------------------------------------     AUGUST 30, 2002 TO
                                                   2005                2004        2003         DECEMBER 31, 2002
Net asset value, beginning of period            $     20.59     $     18.12     $     14.34         $  15.29
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                      (0.09)(4)       (0.10)(4)       (0.09)(4)        (0.02)
    Net realized and unrealized gain (loss)            0.65            2.57            3.87            (0.93)
                                                -----------     -----------     -----------         --------
       TOTAL FROM INVESTMENT OPERATIONS                0.56            2.47            3.78            (0.95)
                                                -----------     -----------     -----------         --------
Change in net asset value                              0.56            2.47            3.78            (0.95)
                                                -----------     -----------     -----------         --------
NET ASSET VALUE, END OF PERIOD                  $     21.15     $     20.59     $     18.12         $  14.34
                                                ===========     ===========     ===========         ========
Total return(1)                                        2.72%          13.63%          26.36%           (6.21)%(2)

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)       $    38,170     $    73,825     $    39,656         $  2,086

RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                                 1.42%           1.41%           1.51%            1.47%(3)
    Net investment income (loss)                      (0.45)%         (0.55)%         (0.60)%           0.62%(3)
Portfolio turnover                                       22%             16%             17%              16%(2)


(1) Sales charges are not reflected in the total return calculation.

(2) Not annualized.

(3) Annualized.

(4) Computed using average shares outstanding.


58                      See Notes to Financial Statements

PHOENIX SMALL-MID CAP FUND


                                               FINANCIAL HIGHLIGHTS
                     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                             CLASS B
                                                ------------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,                 FROM INCEPTION
                                                -------------------------------------------     AUGUST 30, 2002 TO
                                                   2005            2004            2003         DECEMBER 31, 2002
Net asset value, beginning of period            $     20.27     $     17.94     $     14.30         $  15.29
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                      (0.23)(4)       (0.24)(4)       (0.20)(4)        (0.02)
    Net realized and unrealized gain (loss)            0.63            2.57            3.84            (0.97)
                                                -----------     -----------     -----------         --------
       TOTAL FROM INVESTMENT OPERATIONS                0.40            2.33            3.64            (0.99)
                                                -----------     -----------     -----------         --------
Change in net asset value                              0.40            2.33            3.64            (0.99)
                                                -----------     -----------     -----------         --------
NET ASSET VALUE, END OF PERIOD                  $     20.67     $     20.27     $     17.94         $  14.30
                                                ===========     ===========     ===========         ========
Total return(1)                                        1.97%          12.99%          25.45%           (6.47)%(2)

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)       $     3,960     $     4,404     $     2,709         $    626

RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                                 2.19%           2.16%           2.26%            2.22%(3)
    Net investment income (loss)                      (1.19)%         (1.31)%         (1.35)%          (1.37)%(3)
Portfolio turnover                                       22%             16%             17%              16%(2)

                                                                             CLASS C
                                                ------------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,                 FROM INCEPTION
                                                -------------------------------------------     AUGUST 30, 2002 TO
                                                   2005            2004            2003         DECEMBER 31, 2002

Net asset value, beginning of period            $     20.30     $     17.96     $     14.31         $  15.29
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                      (0.23)(4)       (0.24)(4)       (0.20)(4)        (0.03)
    Net realized and unrealized gain (loss)            0.62            2.58            3.85            (0.95)
                                                -----------     -----------     -----------         --------
        TOTAL FROM INVESTMENT OPERATIONS               0.39            2.34            3.65            (0.98)
                                                -----------     -----------     -----------         --------
Change in net asset value                              0.39            2.34            3.65            (0.98)
                                                -----------     -----------     -----------         --------
NET ASSET VALUE, END OF PERIOD                  $     20.69     $     20.30     $     17.96         $  14.31
                                                ===========     ===========     ===========         ========
Total return(1)                                        1.92%          13.03%          25.59%           (6.47)%(2)

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)       $    14,102     $    17,845     $    12,565         $    572

RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                                 2.19%           2.16%           2.26%            2.22%(3)
    Net investment income (loss)                      (1.19)%         (1.31)%         (1.35)%          (1.37)%(3)
Portfolio turnover                                       22%             16%             17%              16%(2)


(1) Sales charges are not reflected in the total return calculation.

(2) Not annualized.

(3) Annualized.

(4) Computed using average shares outstanding.


                        See Notes to Financial Statements                     59

PHOENIX-KAYNE FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

1. ORGANIZATION

      Phoenix-Kayne Funds (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

      Currently five Funds are offered for sale (each a "Fund"). The Phoenix CA Intermediate Tax-Free Bond Fund ("CA Intermediate Tax-Free Bond Fund") is a non-diversified fund and seeks current income exempt from Federal and California state personal income taxes. The Phoenix Intermediate Bond Fund ("Intermediate Bond Fund") is a diversified fund and seeks to maximize total return, mainly through current income, with capital appreciation as a secondary factor. The Phoenix Overseas Fund ("Overseas Fund") is a diversified fund and seeks long-term capital appreciation, with dividend income as a secondary consideration. The Phoenix Rising Dividends Fund ("Rising Dividends Fund") is a diversified fund and seeks long-term capital appreciation, with dividend income as a secondary consideration. The Phoenix Small-Mid Cap Fund ("Small-Mid Cap Fund") is a diversified fund and seeks long-term capital appreciation, with dividend income as a secondary consideration.

      The funds offer the following classes of shares for sale:

                                 Class X     Class A    Class B    Class C
                                 -------     -------    -------    -------
CA Intermediate
   Tax-Free Bond Fund .........     X          --         --         --
Intermediate Bond Fund ........     X          --         --         --
Overseas Fund .................     X           X          X          X
Rising Dividends Fund .........     X           X          X          X
Small-Mid Cap Fund.............     X           X          X          X

      Class X shares are sold without a sales charge. Class A shares are sold with a front-end sales charge of up to 5.75%. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, effective January 11, 2006, a 1% contingent deferred sales charge may be imposed on certain redemptions within one year on purchases on which a finder's fee has been paid. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase.

      Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service expenses and has exclusive voting rights with respect to its distribution plan. Class X bears no distribution and/or service expenses. Income and expenses and realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION:

      Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

      Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

      As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the Trustees.

      Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

      Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

      Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

      Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

PHOENIX-KAYNE FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 (CONTINUED)

      The Trust may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

D. DISTRIBUTIONS TO SHAREHOLDERS:

      Distributions are recorded by each Fund on the ex-dividend date. For the CA Intermediate Tax-Free Bond Fund, income distributions are recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E. EXPENSES:

      Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more appropriately made.

F. FOREIGN CURRENCY TRANSLATION:

      Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. The cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not isolate that portion of the results of operations arising from either changes in exchange rates or in the market prices of securities.

G. FOREIGN SECURITY COUNTRY DETERMINATION:

      A combination of the following criteria is used to assign the countries of risk listed in the schedules of investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

H. SECURITIES LENDING:

      Certain Funds loan securities to qualified brokers through an agreement with State Street Bank and Trust (the "Custodian"). Under the terms of the agreement, the Funds receive collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Cash collateral has been invested in short-term money market funds. Dividends earned on the collateral and premiums paid by the borrower are recorded as income by the Fund net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

3. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

      The Adviser, Kayne Anderson Rudnick Investment Management, LLC provides each Fund with investment management services under an Investment Advisory Agreement (the "Agreement"). Kayne Anderson Rudnick Investment Management, LLC is wholly-owned by Phoenix Investment Partners, Ltd. ("PXP"). PXP is the wholly-owned investment management subsidiary of The Phoenix Companies, Inc. ("PNX"). As compensation for its services, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund:

CA Intermediate Tax-Free Bond Fund ................  0.50%
Intermediate Bond Fund ............................  0.50%
Overseas Fund .....................................  0.95%
Rising Dividends Fund .............................  0.75%
Small-Mid Cap Fund ................................  0.85%

      The Adviser has voluntarily agreed to reimburse each Fund's total annual operating expenses (excluding interest, taxes, and extraordinary expenses) through April 30, 2006, to the extent that such expenses exceed the following percentages of average annual net assets:

                                 Class X     Class A    Class B    Class C
                                 -------     -------    -------    -------

CA Intermediate
   Tax-Free Bond Fund ..........  0.75%        --         --         --
Intermediate Bond Fund .........  0.95%        --         --         --
Overseas Fund ..................  1.40%       1.65%      2.40%      2.40%
Rising Dividends Fund ..........  1.20%       1.45%      2.20%      2.20%
Small-Mid Cap Fund .............  1.30%       1.55%      2.30%      2.30%

PHOENIX-KAYNE FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 (CONTINUED)

      Any fee reimbursed and/or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, provided the aggregate amount of the Fund's current operating expense for such fiscal year does not exceed the applicable limitation on Fund expenses.

      For the fiscal year (the "period") ended December 31, 2005, the Adviser reimbursed fees and paid expenses of $105,772 and $88,689 for the CA Intermediate Tax-Free Bond Fund and Overseas Fund, respectively. The Management Agreement permits the Adviser to seek reimbursement of any reductions made to its management fee within the three-year period following such reduction, subject to a Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations.

      At December 31, 2005, the amounts available for reimbursement recapture that has been paid and/or waived by the Adviser on behalf of each of the Funds listed below. The Adviser may recapture all or a portion of the amounts no later than the each of the dates shown:

                                  2006        2007       2008      Total
                                --------    --------   --------   --------

CA Intermediate
   Tax-Free Bond Fund .....     $100,802    $ 87,348   $105,772   $293,922
Overseas Fund .............      162,514     108,890     88,689    360,093

      For the period ended December 31, 2005, the adviser recouped $0 and $0 from CA Intermediate Tax-Free Bond Fund and Overseas Fund respectively. Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement. Any such reimbursement is also contingent upon the Board of Trustees review and approval prior to the time the reimbursement is initiated.

      As a distributor of each Fund's shares, Phoenix Equity Planning Corporation ("PEPCO") an indirect wholly-owned subsidiary of PNX, has advised the Funds that it retained net selling commissions and deferred sales charges for the period ended December 31, 2005, as follows:

                                  Class A        Class B         Class C
                                Net Selling     Deferred        Deferred
                                Commisions    Sales Charges   Sales Charges
                                -----------   -------------   -------------
Overseas Fund ................   $     --       $    673        $     36
Rising Dividends Fund ........      2,615          5,369             757
Small-Mid Cap Fund ...........      4,603         51,643           2,494

      In addition, each Fund pays PEPCO distribution and/or service fees at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of each respective Class.

      Under certain circumstances, shares of certain Phoenix Funds may be exchanged for shares of the same class of certain other Phoenix Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply.

      As financial agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost to PEPCO to provide oversight of the performance of PFPC Inc. (subagent to PEPCO), plus (2) the documented cost of fund accounting, tax services and related services provided by PFPC Inc. For the period ended December 31, 2005, the Trust incurred financial agent fees totaling $413,241.

      PEPCO serves as the Trust's transfer agent with State Street Bank and Trust Company serving as sub-transfer agent. For the period ended December 31, 2005, transfer agent fees were $386,229 as reported in the Statement of Operations, of which PEPCO retained the following:

                                                           Transfer Agent
                                                            Fee Retained
                                                           --------------
Small-Mid Cap Fund ....................................        $23,987

      At December 31, 2005, PNX and its affiliates, the retirement plans of PNX and its affiliates, and Phoenix affiliated Funds held shares which aggregated the following:

                                                                Aggregate
                                                                Net Asset
                                                 Shares           Value
                                              -------------   -------------
Overseas Fund
--Class B .................................      10,585         $145,861
--Class C .................................      10,585          145,861
Rising Dividends Fund
--Class B .................................       7,435          114,202
--Class C .................................       7,431          114,214
Small-Mid Cap Fund
--Class B .................................       6,540          135,182

4. PURCHASES AND SALES OF SECURITIES

      Purchases and sales of securities (excluding U.S. Government securities and agency securities and short-term securities) for the period ended December 31, 2005, were as follows:

                                                 Purchases       Sales
                                                -----------    -----------
CA Intermediate Tax-Free Bond Fund .......      $13,627,437    $14,741,575
Intermediate Bond Fund ...................       13,404,085      8,969,824
Overseas Fund ............................       15,940,444     23,385,783
Rising Dividends Fund ....................       43,771,269     90,860,318
Small-Mid Cap Fund .......................       36,194,293     92,650,433

PHOENIX-KAYNE FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 (CONTINUED)

      Purchases and sales of long-term U.S. Government and agency securities for the period ended December 31, 2005, were as follows:

                                               Purchases          Sales
                                              ------------     ------------
Intermediate Bond Fund ...................    $ 15,738,310     $  9,499,426

5. CREDIT RISK AND ASSET CONCENTRATION

      In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

      Certain Funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors.

      The CA Intermediate Tax-Free Bond Fund invests primarily in California municipal securities and is more susceptible to economic, political and other developments that may adversely affect issuers of such securities, than a more geographically diversified fund. Such developments could result in certain adverse consequences including impairing the market value and marketability of the securities, as well as impairing the ability of certain issuers of California municipal securities to pay principal and interest on their obligations.

      At December 31, 2005, the CA Intermediate Tax-Free Bond Fund was 98% invested in California municipal securities.

      At December 31, 2005, the Intermediate Bond Fund held $31,446,786 in investments issued by the U.S. Government, comprising 56% of the total net assets of the Fund.

6. 10% SHAREHOLDERS

      As of December 31, 2005, the Trust had single shareholders and omnibus shareholder accounts (which are comprised of several individual shareholders), which individually amounted to more than 10% of the total shares outstanding as detailed below:

                                                % Shares
                                               Outstanding
                                               -----------
CA Intermediate Tax-Free Bond Fund ........        50%
Intermediate Bond Fund ....................        36
Overseas Fund .............................        36
Rising Dividends Fund .....................        10

7. INDEMNIFICATIONS

      Under the Funds' organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, the Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

8. REGULATORY EXAMS

      Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by The Phoenix Companies, Inc. and its subsidiaries (collectively "the Company") with securities and other laws and regulations affecting their registered products. During 2004 and 2005, the Boston District Office of the Securities and Exchange Commission ("SEC") conducted an examination of the Company's investment company and investment adviser affiliates. Following the examination, the staff of the SEC Boston District Office issued a deficiency letter primarily focused on perceived weaknesses in procedures for monitoring trading to prevent market timing activity prior to 2004. The staff requested the Company to conduct an analysis as to whether shareholders, policyholders and contract holders who invested in the funds that may have been affected by undetected market timing activity had suffered harm and to advise the staff whether the Company believes reimbursement is necessary or appropriate under the circumstances. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. A third party was retained to assist the Company in preparing the analysis. In 2005, based on the third party analysis the Company notified the staff at the SEC Boston District Office that reimbursements were not appropriate under the circumstances. The Company does not believe that the outcome of this matter will be material to these financial statements.

9. FEDERAL INCOME TAX INFORMATION

      The Funds have capital loss carryovers which may be used to offset future capital gains, as follows:

                                               Expiration Date
                       ---------------------------------------------------------------
                         2006        2010          2011         2013         Total
                       --------   -----------   -----------   ---------   ------------
Intermediate
   Bond Fund ......    $     --   $        --   $        --   $ 273,543   $    273,543
Overseas Fund .....          --    12,916,895     7,167,821          --     20,084,716
Rising Dividends
   Fund ...........          --     6,937,638     4,873,757          --     11,811,395
Small-Mid Cap
   Fund ...........     838,736            --            --          --        838,736

      The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

PHOENIX-KAYNE FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 (CONTINUED)

      For the period ended December 31, 2005, the Funds utilized losses deferred in prior years against current year capital gains as follows:

Overseas Fund ...................  $ 3,501,958
Rising Dividends Fund ...........    6,133,990
Small-Mid Cap Fund ..............   13,413,785

      Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2005 the Funds deferred and recognized post-October losses as follows:

                                  Capital       Capital     Currency
                                 Deferred     Recognized    Deferred
                                -----------   -----------   ---------
Intermediate Bond Fund ....     $ 123,564     $    34,804   $      --
Overseas Fund .............            --              --       6,050
Rising Dividends Fund .....        95,229              --          --
Small-Mid Cap Fund ........            --       1,101,042          --

      The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation), which are disclosed in the Schedules of Investments) consist of undistributed ordinary income and undistributed long-term capital gains as follows:

                             Undistributed   Undistributed   Undistributed
                               Ordinary        Long-Term      Tax-Exempt
                                Income       Capital Gains      Income
                             -------------   -------------   -------------
CA Intermediate
   Tax-Free Bond Fund .....    $      --       $   25,223      $   6,221
Intermediate Bond Fund ....       22,654               --             --
Overseas Fund .............        7,921               --             --
Rising Dividends Fund .....       78,481               --             --
Small-Mid Cap Fund ........           --        3,632,877             --

      The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

10. RECLASSIFICATION OF CAPITAL ACCOUNTS

      For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. For the year ended December 31, 2005, the following Funds recorded reclassifications to increase (decrease) the accounts as listed below:

                             Capital Paid
                                 in on
                               Shares of      Accumulated    Undistributed
                              Beneficial     Net Realized    Net Investment
                               Interest       Gain (Loss)    Income (Loss)
                             -------------   -------------   --------------
Overseas Fund ..........     $          --    $   94,459       $   (94,459)
Small-Mid Cap Fund .....          (653,688)           --           653,688

--------------------------------------------------------------------------------

                             TAX NOTICE (UNAUDITED)

      For federal income tax purposes, 99.8% of the income dividends paid by the CA Intermediate Tax-Free Bond Fund qualify as exempt-interest dividends.

      For the fiscal year ended December 31, 2005, for federal income tax purposes, 100% of the ordinary income dividends earned by the Rising Dividends Fund qualify for the dividends received deduction for corporate shareholders.

      For the fiscal year ended December 31, 2005, the Rising Dividends Fund and Overseas Fund hereby designate 100%, or the maximum amount allowable, of its ordinary income dividends to qualify for the lower tax rates applicable to individual shareholders. The actual percentage for the calendar year will be designated in the year-end tax statements.

      For the year ended December 31, 2005, the following funds designated long-term capital gains dividends:

        CA Intermediate Tax-Free Bond Fund ..........   $    69,677
        Small-Mid Cap Fund ..........................     3,632,877

--------------------------------------------------------------------------------

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


PRICEWATERHOUSECOOPERS [LOGO]


To the Board of Trustees of
Phoenix-Kayne Funds and Shareholders of
Phoenix CA Intermediate Tax-Free Bond Fund
Phoenix Intermediate Bond Fund
Phoenix Overseas Fund
Phoenix Rising Dividends Fund
Phoenix Small-Mid Cap Fund

      In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix CA Intermediate Tax-Free Bond Fund (formerly Phoenix-Kayne California Intermediate Tax-Free Bond Fund), Phoenix Intermediate Bond Fund (formerly Phoenix-Kayne Intermediate Total Return Bond Fund), Phoenix Overseas Fund (formerly Phoenix-Kayne International Fund), Phoenix Rising Dividends Fund (formerly Phoenix-Kayne Rising Dividends Fund) and Phoenix Small-Mid Cap Fund (formerly Phoenix-Kayne Small-Mid Cap Fund) (constituting Phoenix-Kayne Funds hereafter referred to as the "Trust") at December 31, 2005 and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ Pricewaterhousecoopers LLP


Boston, Massachusetts
February 17, 2006

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND (THE "FUND")
DECEMBER 31, 2005 (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreement. At a meeting held on November 4, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Kayne Anderson Rudnick Investment Management, LLC ("Kayne") and the Fund. Pursuant to the Advisory Agreement between Kayne and the Fund, Kayne provides advisory services to the Fund.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the Advisory Agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by Kayne and its affiliates to the Fund and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by Kayne comparing the performance of the Fund with a peer group and benchmark, reports provided by Kayne showing that the investment policies and restrictions for the Fund were followed and reports provided by Kayne covering matters such as the compliance of investment personnel and other access persons with Kayne's and the Fund's code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board also considered the experience of Kayne having acted as an investment adviser to mutual funds for over 20 years. The Board also noted the extent of benefits that are provided Fund shareholders from being part of the Phoenix family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. The Board also considered the transfer agent and shareholder services that are provided to Fund shareholders by an affiliate of Kayne, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Fund prepared by Lipper Inc. ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Fund's Class X shares for the 1, 3 and 5 year and year-to-date periods ended September 30, 2005. The Board reviewed the investment performance of the Fund, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Fund had underperformed its benchmark for the 1 and 3 year and year-to-date periods but had outperformed the benchmark for the 5 year period. The Board noted Management's conclusion that the Fund had underperformed due to the Fund's emphasis on holding investment grade debt securities in an economy where low grade debt securities are outperforming. The Board concluded that it was satisfied with the performance of the Fund given management's comment regarding the Fund's investment philosophy.

      PROFITABILITY. The Board also considered the level of profits realized by Kayne and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis that addressed the overall profitability of Kayne for its management of the Phoenix retail fund family, as well as its profits and that of its affiliates, for managing the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary waiver provided to the Fund. The Board concluded that the profitability to Kayne was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Fund. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group in the Lipper report. The Board noted that although the total expenses of the Fund were higher than the average total expenses for comparable funds, the contractual management fee was slightly lower than the median for the peer group. Management noted that because of the Trust's small size this Fund and the other Funds in the Trust, had to bear a disproportionate amount of fixed costs. Management indicated to the Board that it was considering whether to recommend that the Fund merge with a similar fund. The Board was satisfied with the management fee and with management's response regarding expenses and concluded that the Fund's management fee and expenses were reasonable, particularly given the plan to possibly merge the Fund with another similar fund.

      ECONOMIES OF SCALE. The Board noted that it was likely that Kayne and the Fund would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR PHOENIX INTERMEDIATE BOND FUND (THE "FUND")
DECEMBER 31, 2005 (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreement. At a meeting held on November 4, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Kayne Anderson Rudnick Investment Management, LLC ("Kayne") and the Fund. Pursuant to the Advisory Agreement between Kayne and the Fund, Kayne provides advisory services to the Fund.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the Advisory Agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by Kayne and its affiliates to the Fund and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by Kayne comparing the performance of the Fund with a peer group and benchmark, reports provided by Kayne showing that the investment policies and restrictions for the Fund were followed and reports provided by Kayne covering matters such as the compliance of investment personnel and other access persons with Kayne's and the Fund's code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board also considered the experience of Kayne having acted as an investment adviser to mutual funds for over 20 years. The Board also noted the extent of benefits that are provided Fund shareholders from being part of the Phoenix family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. The Board also considered the transfer agent and shareholder services that are provided to Fund shareholders by an affiliate of Kayne, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Fund prepared by Lipper Inc. ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Fund's Class X shares for the 1, 3 and 5 year and year-to-date periods ended September 30, 2005. The Board reviewed the investment performance of the Fund, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Fund had underperformed its benchmark for the 1, 3 and 5 year and year-to-date periods. Management indicated to the Board that it was considering whether to recommend that the Fund merge with a similar fund. The Board concluded that it was satisfied with the performance of the Fund given Management's plan to possibly merge the Fund into a similar Fund.

      PROFITABILITY. The Board also considered the level of profits realized by Kayne and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis that addressed the overall profitability of Kayne for its management of the Phoenix retail fund family, as well as its profits and that of its affiliates, for managing the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board concluded that the profitability to Kayne was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Fund. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group in the Lipper report. The Board noted that although the total expenses of the Fund were higher than the average total expenses for comparable funds, the contractual management fee was in line with the median for the peer group. The Board was satisfied with the management fee and with management's response regarding expenses and concluded that the Fund's management fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that it was likely that Kayne and the Fund would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR PHOENIX OVERSEAS FUND (THE "FUND")
DECEMBER 31, 2005 (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreement. At a meeting held on November 4, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Kayne Anderson Rudnick Investment Management, LLC ("Kayne") and the Fund. Pursuant to the Advisory Agreement between Kayne and the Fund, Kayne provides advisory services to the Fund.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the Advisory Agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by Kayne and its affiliates to the Fund and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by Kayne comparing the performance of the Fund with a peer group and benchmark, reports provided by Kayne showing that the investment policies and restrictions for the Fund were followed and reports provided by Kayne covering matters such as the compliance of investment personnel and other access persons with Kayne's and the Fund's code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board also considered the experience of Kayne having acted as an investment adviser to mutual funds for over 20 years. The Board also noted the extent of benefits that are provided Fund shareholders from being part of the Phoenix family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. The Board also considered the transfer agent and shareholder services that are provided to Fund shareholders by an affiliate of Kayne, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Fund prepared by Lipper Inc. ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Fund's Class X shares for the 1, 3 and 5 year and year-to-date periods ended September 30, 2005. The Board reviewed the investment performance of the Fund, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Fund had underperformed its benchmark for the 1, 3 and 5 year periods and slightly underperformed its benchmark for the year-to-date period. Management indicated to the Board that it was considering whether to recommend that the Fund merge with a similar fund. The Board concluded that it was satisfied with the performance of the Fund given Management's plan to possibly merge the Fund into a similar Fund.

      PROFITABILITY. The Board also considered the level of profits realized by Kayne and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis that addressed the overall profitability of Kayne for its management of the Phoenix retail fund family, as well as its profits and that of its affiliates, for managing the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board concluded that the profitability to Kayne was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Fund. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group in the Lipper report. The Board noted that the total expenses of the Fund were slightly higher than the average total expenses for comparable funds and the contractual management fee was also slightly higher than the average for the peer group. Management noted that the Fund's total expenses and contractual management fee were within 10 and 1 basis points, respectively, of the peer group average. The Board was satisfied with the management fee and concluded that the Fund's management fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that it was likely that Kayne and the Fund would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR PHOENIX RISING DIVIDENDS FUND (THE "FUND")
DECEMBER 31, 2005 (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreement. At a meeting held on November 4, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Kayne Anderson Rudnick Investment Management, LLC ("Kayne") and the Fund. Pursuant to the Advisory Agreement between Kayne and the Fund, Kayne provides advisory services to the Fund.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the Advisory Agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by Kayne and its affiliates to the Fund and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by Kayne comparing the performance of the Fund with a peer group and benchmark, reports provided by Kayne showing that the investment policies and restrictions for the Fund were followed and reports provided by Kayne covering matters such as the compliance of investment personnel and other access persons with Kayne's and the Fund's code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board also considered the experience of Kayne having acted as an investment adviser to mutual funds for over 20 years. The Board also noted the extent of benefits that are provided Fund shareholders from being part of the Phoenix family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. The Board also considered the transfer agent and shareholder services that are provided to Fund shareholders by an affiliate of Kayne, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Fund prepared by Lipper Inc. ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Fund's Class X shares for the 1, 3, 5 and 10 year and year-to-date periods ended September 30, 2005. The Board reviewed the investment performance of the Fund, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Fund had underperformed its benchmark for the 1, 3 and year-to-date periods and slightly underperformed the benchmark for the 5 and 10 year periods. Management noted that the Fund had adhered to its investment style in managing the Fund. The Board noted that Management had previously informed the Board that Kayne was making adjustments to the Fund's investment strategy in an attempt to improve the Fund's performance relative to its peer group. The Board concluded that it was satisfied with the performance of the Fund given Management's earlier comment and the Fund's investment style.

      PROFITABILITY. The Board also considered the level of profits realized by Kayne and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis that addressed the overall profitability of Kayne for its management of the Phoenix retail fund family, as well as its profits and that of its affiliates, for managing the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board concluded that the profitability to Kayne was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Fund. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group in the Lipper report. The Board noted that the total expenses of the Fund were slightly higher than the average total expenses for comparable funds and the contractual management fee was lower than the median for the peer group. Management noted that the Fund's assets were declining which causes an increase in expenses. The Board was satisfied with the management fee and with management's response regarding expenses and concluded that the Fund's management fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that it was likely that Kayne and the Fund would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR PHOENIX SMALL-MID CAP FUND (THE "FUND")
DECEMBER 31, 2005 (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreement. At a meeting held on November 4, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Kayne Anderson Rudnick Investment Management, LLC ("Kayne") and the Fund. Pursuant to the Advisory Agreement between Kayne and the Fund, Kayne provides advisory services to the Fund.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the Advisory Agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by Kayne and its affiliates to the Fund and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by Kayne comparing the performance of the Fund with a peer group and benchmark, reports provided by Kayne showing that the investment policies and restrictions for the Fund were followed and reports provided by Kayne covering matters such as the compliance of investment personnel and other access persons with Kayne's and the Fund's code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board also considered the experience of Kayne having acted as an investment adviser to mutual funds for over 20 years. The Board also noted the extent of benefits that are provided Fund shareholders from being part of the Phoenix family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. The Board also considered the transfer agent and shareholder services that are provided to Fund shareholders by an affiliate of Kayne, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Fund prepared by Lipper Inc. ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Fund's Class X shares for the 1, 3, and 5 year and year-to-date periods ended September 30, 2005. The Board reviewed the investment performance of the Fund, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Fund had lagged its benchmark for the 1, 3, 5 and year-to-date periods. Management noted that the Fund had adhered to its focus on high quality securities in managing the Fund and was in the top 3% of the Lipper universe for the month of October 2005. The Board concluded that it was satisfied with the performance of the Fund.

      PROFITABILITY. The Board also considered the level of profits realized by Kayne and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis that addressed the overall profitability of Kayne for its management of the Phoenix retail fund family, as well as its profits and that of its affiliates, for managing the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board concluded that the profitability to Kayne was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Fund. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group in the Lipper report. The Board noted that the total expenses of the Fund were slightly higher than the average total expenses for comparable funds and the contractual management fee was slightly lower than the median for the peer group. Management noted that once the Fund achieved economies of scale, its total expense ratio would decrease. The Board was satisfied with the management fee and with management's response regarding expenses and concluded that the Fund's management fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that it was likely that Kayne and the Fund would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                         RESULTS OF SHAREHOLDER MEETING
                                FEBRUARY 15, 2005
                                   (UNAUDITED)

A Special Meeting of Shareholders of The Phoenix-Kayne Funds was held on February 15, 2005, to approve the following matters:

      1. Reconstitute the Board of Trustees and to elect fourteen Trustees to such Board.

      2. Ratify selection of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, as auditors for the fiscal year ending December 31, 2005.

NUMBER OF ELIGIBLE UNITS VOTED:

      1. Election of Trustees

                                                  For           Withheld
                                              -----------      ----------
E. Virgil Conway                              385,430,412      52,921,000
Harry Dalzell-Payne                           385,430,412      52,921,000
S. Leland Dill                                385,430,412      52,921,000
Francis E. Jeffries                           385,456,548      52,894,865
Leroy Keith, Jr.                              385,430,412      52,921,000
Marilyn E. LaMarche                           385,456,548      52,894,865
Philip R. McLoughlin                          385,430,412      52,921,000
Geraldine M. McNamara                         385,469,906      52,881,506
Everett L. Morris                             385,469,906      52,881,506
James M. Oates                                385,430,412      52,921,000
Donald B. Romans                              385,456,548      52,894,865
Richard E. Segerson                           385,456,548      52,894,865
Ferdinand L. J. Verdonck                      385,430,412      52,921,000
Lowell P. Weicker, Jr                         384,840,119      53,511,294

      2. PricewaterhouseCoopers LLP

                                  For           Against         Abstain
                              -----------     ----------       ----------
                              385,404,031     10,352,298       42,595,083

FUND MANAGEMENT TABLES (UNAUDITED)


Information pertaining to the Trustees and officers of the Trust as of December 31, 2005 is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

      The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Trust except for Messrs Dill and Romans who are serving a two year term expiring April 29, 2006.

                                                       INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
                                                  NUMBER OF
                                                PORTFOLIOS IN
                                                FUND COMPLEX
     NAME, ADDRESS AND           LENGTH OF       OVERSEEN BY              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
       DATE OF BIRTH            TIME SERVED        TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
E. Virgil Conway                Served since         53          Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC       November                         (2001-present). Trustee/Director, Phoenix Funds Complex
101 Park Avenue                 2002.                            (1983-present). Trustee/Director, Realty Foundation of New York
New York, NY 10178                                               (1972-present), Josiah Macy, Jr. Foundation (Honorary)
DOB: 8/2/29                                                      (2004-present), Pace University (Director/Trustee Emeritus)
                                                                 (2003-present), Greater New York Councils, Boy Scouts of America
                                                                 (1985-present), The Academy of Political Science (Vice Chairman)
                                                                 (1985-present), Urstadt Biddle Property Corp. (1989-present),
                                                                 Colgate University (Trustee Emeritus) (2004-present).
                                                                 Director/Trustee, The Harlem Youth Development Foundation,
                                                                 (Chairman) (1998-2002), Metropolitan Transportation Authority
                                                                 (Chairman) (1992-2001), Trism, Inc. (1994-2001), Consolidated
                                                                 Edison Company of New York, Inc. (1970-2002), Atlantic Mutual
                                                                 Insurance Company (1974-2002), Centennial Insurance Company
                                                                 (1974-2002), Union Pacific Corp. (1978-2002), BlackRock Freddie
                                                                 Mac Mortgage Securities Fund (Advisory Director) (1990-2000),
                                                                 Accuhealth (1994-2002), Pace University (1978-2003), New York
                                                                 Housing Partnership Development Corp. (Chairman) (1981-2003),
                                                                 Josiah Macy, Jr. Foundation (1975-2004).
-----------------------------------------------------------------------------------------------------------------------------------
Harry Dalzell-Payne             Served since         53          Retired. Trustee/Director, Phoenix Funds Complex (1983-present).
The Flat, Elmore Court          November
Elmore, GL05, GL2 3NT           2002.
U.K.
DOB: 9/8/29
----------------------------------------------------------------------------------------------------------------------------------
S. Leland Dill                  Served since         51          Retired. Trustee, Phoenix Funds Family (1989-present). Trustee,
7721 Blue Heron Way             2005                             Scudder Investments (55 portfolios) (1986-present). Director,
West Palm Beach, FL 33412                                        Coutts & Co. Trust Holdings Limited (1991-2000), Coutts & Co.
DOB: 3/28/30                                                     Group (1991-2000) and Coutts & Co. International (USA) (private banking) (1991-2000).
----------------------------------------------------------------------------------------------------------------------------------
Francis E. Jeffries             Served since         53          Director, The Empire District Electric Company (1984-2004).
8477 Bay Colony Dr. #902        2005                             Trustee/Director, Phoenix Funds Complex (1987-present).
Naples, FL 34108
DOB: 9/23/30
-----------------------------------------------------------------------------------------------------------------------------------
Leroy Keith, Jr.                Served since         51          Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.       2005                             (2001-present). Director/Trustee, Evergreen Funds (six
736 Market Street, Ste. 1430                                     portfolios). Trustee, Phoenix Funds Family (1980-present).
Chattanooga, TN 37402                                            Director, Diversapak (2002-present). Obaji Medical Products
DOB: 2/14/39                                                     Company (2002-present). Director, Lincoln Educational Services
                                                                 (2002-2004). Chairman, Carson Products Company (cosmetics) (1998 to 2000).
-----------------------------------------------------------------------------------------------------------------------------------

                                                       INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
                                                  NUMBER OF
                                                PORTFOLIOS IN
                                                FUND COMPLEX
     NAME, ADDRESS AND           LENGTH OF       OVERSEEN BY              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
       DATE OF BIRTH            TIME SERVED        TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Geraldine M. McNamara           Served since         53          Managing Director, U.S. Trust Company of New York (private bank)
U.S. Trust Company of           November                         (1982-present). Trustee/Director, Phoenix Funds Complex
New York                        2002.                            (2001-present).
11 West 54th Street
New York, NY 10019
DOB: 4/17/51
-----------------------------------------------------------------------------------------------------------------------------------
Everett L. Morris(1)            Served since         53          Retired. Trustee/Director, Phoenix Funds Complex (1991-present).
164 Laird Road                  1995.                            Director, W.H. Reaves Utility Income Fund (2004-present). Vice
Colts Neck, NJ 07722                                             President, W.H. Reaves and Company (investment management)
DOB: 5/26/28                                                     (1993-2003).
-----------------------------------------------------------------------------------------------------------------------------------
James M. Oates(2)               Served since         51          Chairman, Hudson Castle Group, Inc. (Formerly IBEX Capital
c/o Northeast Partners          2005                             Markets, Inc.) (financial services) (1997-present). Trustee/
150 Federal Street,                                              Director Phoenix Funds Family (1987-present). Managing Director,
Suite 1000                                                       Wydown Group (consulting firm) (1994-present). Director,
Boston, MA 02110                                                 Investors Financial Service Corporation (1995-present), Investors
DOB: 5/31/46                                                     Bank & Trust Corporation (1995-present), Stifel Financial
                                                                 (1996-present), Connecticut River Bancorp (1998-present),
                                                                 Connecticut River Bank (1999-present), Trust Company of New
                                                                 Hampshire (2002-present). Chairman, Emerson Investment Management,
                                                                 Inc. (2000-present). Independent Chairman, John Hancock Trust
                                                                 (since 2005), Trustee, John Hancock Funds II and John Hancock
                                                                 Funds III (since 2005). Trustee, John Hancock Trust (2004-2005).
                                                                 Director/Trustee, AIB Govett Funds (six portfolios) (1991-2000), and Command Systems, Inc. (1998-2000), Phoenix Investment
                                                                 Partners, Ltd. (1995-2001), 1Mind, Inc. (formerly 1Mind.com),
                                                                 (2000-2002), Plymouth Rubber Co. (1995-2003). Director and
                                                                 Treasurer, Endowment for Health, Inc. (2000-2004).
-----------------------------------------------------------------------------------------------------------------------------------
Donald B. Romans                Served since         51          Retired. President, Romans & Company (private investors and
39 S. Sheridan Road             2005                             financial consultants) (1987-2003). Trustee/Director, Phoenix
Lake Forest, IL 60045                                            Funds Family (1985-present). Trustee, Burnham Investors Trust (5
DOB: 4/22/31                                                     portfolios) (1967-2003).
-----------------------------------------------------------------------------------------------------------------------------------
Richard E. Segerson             Served since         51          Managing Director, Northway Management Company (1998-present).
Northway Management             2005                             Trustee/Director, Phoenix Funds Family (1983-present).
Company
164 Mason Street
Greenwich, CT 06830
DOB: 2/16/46
-----------------------------------------------------------------------------------------------------------------------------------
Ferdinand L. J. Verdonck        Served since         51          Director, Banco Urquijo (Chairman)(1998-present). Trustee, Phoenix
Nederpolder, 7                  2005                             Funds Family (2002-present). Director EASDAQ (Chairman)
B-9000 Gent, Belgium                                             (2001-present), The JP Morgan Fleming Continental European
DOB: 7/30/42                                                     Investment Trust (1998-present), Groupe SNEF (1998-present),
                                                                 Degussa Antwerpen N.V.(1998-present), Santens N.V. (1999-present).
                                                                 Managing Director, Almanij N.V. (1992-2003). Director, KBC Bank and
                                                                 Insurance Holding Company (Euronext) (1992-2003), KBC Bank
                                                                 (1992-2003), KBC Insurance (1992-2003), Kredietbank, S.A.
                                                                 Luxembourgeoise (1992-2003), Investco N.V. (1992-2003), Gevaert
                                                                 N.V. (1992-2003), Fidea N.V. (1992-2003), Almafin N.V. (1992-2003),
                                                                 Centea N.V. (1992-2003), Dutch Chamber of Commerce for Belgium and
                                                                 Luxemburg (1995-2001), Phoenix Investment Partners, Ltd.
                                                                 (1995-2001).
-----------------------------------------------------------------------------------------------------------------------------------

                                                       INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
                                                  NUMBER OF
                                                PORTFOLIOS IN
                                                FUND COMPLEX
     NAME, ADDRESS AND           LENGTH OF       OVERSEEN BY              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
       DATE OF BIRTH            TIME SERVED        TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Lowell P. Weicker, Jr.(1)       Served since         51          Director, Medallion Financial New York (2003-present), Compuware
7 Little Point Street           1995.                            (1996-present), WWE, Inc. (2000-present). President, The Trust
Essex, CT 06426                                                  for America's Health (non-profit) (2001-present).
DOB: 5/16/31                                                     Trustee/Director, Phoenix Funds Family (1995-present). Director,
                                                                 UST, Inc. (1995-2004), HPSC Inc. (1995-2004).
-----------------------------------------------------------------------------------------------------------------------------------

(1) Pursuant to the Trust's retirement policy, Mr. Weicker will retire from the Board of Trustees effective January 1, 2006.Pursuant to the Trust's retirement policy Mr. Morris will retire from the Board immediately following its May 2006 meeting.

(2) Mr. Oates is a Director and Chairman of the Board and a shareholder of Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) ("Hudson"), a privately owned financial services firm. Phoenix Investment Partners, Ltd., an affiliate of the adviser, owns approximately 1% of the common stock of Hudson and Phoenix Life Insurance Company also an affiliate, owns approximately 8% of Hudson's common stock.

                               INTERESTED TRUSTEES

      Each of the individuals listed below is an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

-----------------------------------------------------------------------------------------------------------------------------------
                                                  NUMBER OF
                                                PORTFOLIOS IN
                                                FUND COMPLEX
     NAME, ADDRESS AND           LENGTH OF       OVERSEEN BY              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
       DATE OF BIRTH            TIME SERVED        TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Daniel T. Geraci(3)             Director             51          Executive Vice President, Asset Management, The Phoenix Companies,
DOB: 6/12/57                    since 2005                       Inc. (since 2003). President and Chief Executive Officer, Phoenix
                                and                              Investment Partners, Ltd. (since 2003). President, certain funds
                                President                        within the Phoenix Fund Complex (2004-present). President and
                                since 2004.                      Chief Executive Officer of North American investment operations,
                                                                 Pioneer Investment Management USA, Inc. (2001-2003). President of
                                                                 Private Wealth Management Group (2000-2001), and Executive Vice
                                                                 President of Distribution and Marketing for U.S. institutional services business (1998-2000) Fidelity Investments.
-----------------------------------------------------------------------------------------------------------------------------------
Marilyn E. LaMarche(4)          Served since         51          Limited Managing Director, Lazard Freres & Co. LLC (1997-present).
Lazard Freres & Co. LLC         2002.                            Trustee/Director, Phoenix Funds Family (2002-present). Director,
30 Rockefeller Plaza,                                            The Phoenix Companies, Inc. (2001-2005) and Phoenix Life Insurance
59th Floor                                                       Company (1989-2005).
New York, NY 10020
DOB: 5/11/34
-----------------------------------------------------------------------------------------------------------------------------------
Philip R. McLoughlin(5)         Served since         75          Director, PXRE Corporation (Reinsurance) (1985-present), World
200 Bridge Street               1989.                            Trust Fund (1991-present). Director/Trustee, Phoenix Funds Complex
Chatham, MA 02633                                                (1989-present). Management Consultant (2002-2004), Chairman
DOB: 10/23/46                   Chairman                         (1997-2002), Chief Executive Officer (1995-2002), Director
                                                                 (1995-2002), Phoenix Investment Partners, Ltd., Director and
                                                                 Executive Vice President, The Phoenix Companies, Inc. (2000-
                                                                 2002). Director (1994-2002) and Executive Vice President,
                                                                 Investments (1987-2002), Phoenix Life Insurance Company. Director
                                                                 (1983-2002) and Chairman (1995-2002), Phoenix Investment Counsel,
                                                                 Inc. Director (1982-2002), Chairman (2000-2002) and President
                                                                 (1990-2000), Phoenix Equity Planning Corporation. Chairman and
                                                                 President, Phoenix/Zweig Advisers LLC (2001-2002). Director
                                                                 (2001-2002) and President (April 2002-September 2002), Phoenix
                                                                 Investment Management Company. Director and Executive Vice
                                                                 President, Phoenix Life and Annuity Company (1996-2002). Director
                                                                 (1995-2000) and Executive Vice President (1994-2002) and Chief
                                                                 Investment Counsel (1994-2002), PHL Variable Insurance Company.
                                                                 Director, Phoenix National Trust Holding Company (2001-2002).
                                                                 Director (1985-2002) and Vice President (1986-2002) and Executive
                                                                 Vice President (April 2002-September 2002), PM Holdings, Inc.
                                                                 Director, WS Griffith Associates, Inc. (1995-2002). Director, WS
                                                                 Griffith Securities, Inc. (1992-2002).
-----------------------------------------------------------------------------------------------------------------------------------

(3) Mr. Geraci is an "interested person" as defined in the Investment Company Act of 1940, by reason of his position as Executive Vice President, Asset Management, The Phoenix Companies Inc. and his position as President and Chief Executive Officer, Phoenix Investment Partners, Ltd.

(4) Ms. LaMarche is an "interested person," as defined in the Investment Company Act of 1940, by reason of her former position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

(5) Mr. McLoughlin is an "interested person," as defined in the Investment Company Act of 1940, by reason of his former relationship with Phoenix Investment Partners, Ltd. and its affiliates.

                                            OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
                                POSITION(S) HELD WITH
     NAME, ADDRESS AND           TRUST AND LENGTH OF                               PRINCIPAL OCCUPATION(S)
       DATE OF BIRTH                TIME SERVED                                      DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
George R. Aylward               Executive Vice President         Senior Vice President and Chief Operating Officer, Asset
DOB: 8/17/64                    since 2004.                      Management, The Phoenix Companies, Inc. (2004-present). Executive
                                                                 Vice President and Chief Operating Officer, Phoenix Investment
                                                                 Partners, Ltd. (2004-present). Vice President, Phoenix Life
                                                                 Insurance Company (2002-2004). Vice President, The Phoenix
                                                                 Companies, Inc. (2001-2004). Vice President, Finance, Phoenix
                                                                 Investment Partners, Ltd. (2001-2002). Assistant Controller,
                                                                 Phoenix Investment Partners, Ltd. (1996-2001). Executive Vice
                                                                 President, certain funds within the Phoenix Funds Family
                                                                 (2004-present).
-----------------------------------------------------------------------------------------------------------------------------------
Francis G. Waltman              Senior Vice President            Senior Vice President, Product Development and Management, Phoenix
DOB: 7/27/62                    since 2004.                      Investment Partners, Ltd. (2005-present), Senior Vice President and Chief Administrative Officer, Phoenix Investment Partners,
                                                                 Ltd., (2003-2004). Senior Vice President and Chief Administrative
                                                                 Officer, Phoenix Equity Planning Corporation (1999-2003), Senior
                                                                 Vice President, certain funds within the Phoenix Fund Family
                                                                 (2004-present).
-----------------------------------------------------------------------------------------------------------------------------------
Marc Baltuch                    Vice President and               Chief Compliance Officer, Zweig-DiMenna Associates LLC
900 Third Avenue                Chief Compliance Officer         (1989-present); Vice President and Chief Compliance Officer,
New York, NY 10022              since 2004.                      certain Funds within the Phoenix Fund Complex (2004-present); Vice
DOB: 9/23/45                                                     President, The Zweig Total Return Fund, Inc. (2004-present); Vice
                                                                 President, The Zweig Fund, Inc. (2004-present); President and
                                                                 Director of Watermark Securities, Inc. (1991-present); Assistant
                                                                 Secretary of Gotham Advisors Inc. (1990-present); Secretary,
                                                                 Phoenix-Zweig Trust (1989-2003); Secretary, Phoenix-Euclid Market
                                                                 Neutral Fund (1999-2002).
-----------------------------------------------------------------------------------------------------------------------------------
W. Patrick Bradley              Chief Financial Officer and      Second Vice President, Fund Control and Tax, Phoenix Equity
DOB: 3/2/72                     Treasurer since 2005.            Planning Corporation (2004-present). Chief Financial Officer and
                                                                 Treasurer (2005-present) or Assistant Treasurer (2004-present) of certain funds within the Phoenix Fund Family. Senior Manager
                                                                 (2002-2004), Manager (2000-2002), Audit, Deloitte & Touche, LLP.
-----------------------------------------------------------------------------------------------------------------------------------
Kevin J. Carr                   Vice President, Counsel,         Vice President and Counsel, Phoenix Life Insurance Company (May
One American Row                Secretary and                    2005-present). Vice President, Counsel, Chief Legal Officer and
Hartford, CT 06102              Chief Legal Officer              Secretary of certain funds within the Phoenix Fund Complex (May
DOB: 8/3/54                     since 2005.                      2005-present). Compliance Officer of Investments and Counsel,
                                                                 Travelers Life & Annuity Company (January 2005-May 2005).
                                                                 Assistant General Counsel, The Hartford Financial Services Group
                                                                 (1999-2005).
-----------------------------------------------------------------------------------------------------------------------------------

PHOENIX-KAYNE FUNDS                                       INVESTMENT ADVISER

1800 Avenue of the Stars, 2nd Floor                       Kayne Anderson Rudnick Investment
Los Angeles, CA 90067                                     Management, LLC
                                                          1800 Avenue of the Stars, 2nd Floor
                                                          Los Angeles, CA 90067
TRUSTEES
                                                          PRINCIPAL UNDERWRITER
E. Virgil Conway
Harry Dalzell-Payne                                       Phoenix Equity Planning Corporation
S. Leland Dill                                            One American Row
Daniel T. Geraci                                          Hartford, CT 06102
Francis E. Jeffries
Leroy Keith, Jr.                                          TRANSFER AGENT
Marilyn E. LaMarche
Philip R. McLoughlin, Chairman                            Phoenix Equity Planning Corporation
Geraldine M. McNamara                                     One American Row
Everett L. Morris                                         Hartford, CT 06102
James M. Oates
Donald B. Romans                                          CUSTODIAN
Richard E. Segerson
Ferdinand L. J. Verdonck                                  State Street Bank and Trust Company
Lowell P. Weicker, Jr.                                    P.O. Box 5501
                                                          Boston, MA 02206-5501

OFFICERS                                                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Daniel T. Geraci, President                               PricewaterhouseCoopers LLP
George R. Aylward, Executive Vice President               125 High Street
Francis G. Waltman, Senior Vice President                 Boston, MA 02110
Marc Baltuch, Vice President and Chief
 Compliance Officer                                       HOW TO CONTACT US
W. Patrick Bradley, Chief Financial Officer
 and Treasurer                                            Mutual Fund Services       1-800-243-1574
Kevin J. Carr, Vice President, Counsel, Secretary and     Advisor Consulting Group   1-800-243-4361
 Chief Legal Officer                                      Telephone Orders           1-800-367-5877
                                                          Text Telephone             1-800-243-1926
                                                          Web site                   PHOENIXFUNDS.COM

--------------------------------------------------------------------------------
IMPORTANT NOTICE TO SHAREHOLDERS

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.
--------------------------------------------------------------------------------

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                                                            ---------------
                                                               PRESORTED
                                                               STANDARD
                                                             U.S. POSTAGE
                                                                 PAID
                                                            Louisville, KY
[LOGO] PHOENIXFUNDS(SM)                                     Permit No. 1051
                                                            ---------------
PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480


For more information about Phoenix mutual funds, please call your financial representative, contact us at 1-800-243-1574 or visit PHOENIXFUNDS.COM.


NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

PXP1813                                                                     2-06
BPD19589


ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

     (d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph
         (b) of the instructions for completion of this Item.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.


  (a)(1) The Registrant's Board of Trustees has determined that the Registrant has two "audit committee financial experts" serving on its Audit Committee.

  (a)(2) E. Virgil Conway and Everett L. Morris have been determined by the Registrant to possess the technical attributes identified in
         Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert." Mr. Conway and Mr. Morris are "independent" trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

  (a)(3) Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.


Audit Fees
----------

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $95,000 for 2005 and $98,000 for 2004.

Audit-Related Fees
------------------

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $5,000 for 2005 and $5,000 for 2004. This represents the review of the semi-annual financial statements.

Tax Fees
--------

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $20,000 for 2005 and $20,000 for 2004.

         "Tax Fees" are those primarily associated with review of the Trust's tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust's financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund's federal income and excise tax returns.

All Other Fees
--------------

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2005 and $0 for 2004.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         The Phoenix-Kayne Funds (the "Fund") Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund's Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis ("general pre-approval").

         The Audit Committee has determined that Mr. E. Virgil Conway, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In the event that Mr. Conway determines that the full board should review the request, he has the opportunity to convene a meeting of the Fund's Board. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                   (b) 100% for 2005; not applicable for 2004

                   (c) 100% for 2005; 100% for 2004

                   (d) Not applicable for 2005; not applicable for 2004

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $892,561 for 2005 and $1,876,791 for 2004.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

  (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

  (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

  (a)(3) Not applicable.

  (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)    Phoenix-Kayne Funds
             -------------------------------------------------------------------

By (Signature and Title)*  /s/ George R. Aylward
                         -------------------------------------------------------
                           George R. Aylward, Executive Vice President
                           (principal executive officer)

Date            March 9, 2006
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ George R. Aylward
                         -------------------------------------------------------
                           George R. Aylward, Executive Vice President
                           (principal executive officer)

Date            March 9, 2006
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ W. Patrick Bradley
                         -------------------------------------------------------
                           W. Patrick Bradley, Chief Financial Officer
                           and Treasurer
                           (principal financial officer)

Date            March 9, 2006
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.